UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.

)
Filed by the Registrant
☒
Filed by a Party other than the Registrant
☐
Check the appropriate box:
☐
Preliminary Proxy Statement
☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒
Definitive Proxy Statement
☐
Definitive Additional Materials
☐
Soliciting Material under §240.14a-12
Vaxxinity,

Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.
☐
Fee paid previously with preliminary materials.
☐
Fee computed on table in exhibit required by Item 25(b) per Exchange

Act Rules 14a-6(i)(1) and 0-11.

April 28, 2023
Dear Fellow Stockholders:
On behalf of the Board of Directors, I cordially invite you to attend the 202

3

annual meeting of stockholders (the
“Annual Meeting”) of Vaxxinity

,

Inc., which will be held on Tuesday,

June 20, 2023, beginning at 10:00 a.m.,
Eastern Time.

The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast,
and you may attend the meeting virtually by visiting https://web.lumiagm.com/284047551

(password:
vaxxinity2023).

We believe hosting a virtual

annual meeting enables greater stockholder attendance and
participation from any location around the world, improves meeting efficiency and our ability to communicate
effectively with our stockholders, and reduces the cost and environmental impact of our annual meeting.
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the
business to be conducted at the meeting.
At the annual meeting, nine persons will be elected to our board of directors.

In addition, we will ask stockholders
to ratify the appointment of Armanino LLP as our independent registered public accounting firm for our fiscal year
ending December 31, 2023.

The board of directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders
over the Internet, we have elected to deliver our proxy materials to certain of our stockholders over the Internet.

This delivery process allows us to provide stockholders with the information they need, while at the same time
conserving natural resources and lowering the cost of delivery.

On May 1, 2023, we intend to begin sending to our
stockholders a Notice of Internet Availability

of Proxy Materials (the “Internet Availability

Notice”) containing
instructions on how to access our proxy statement for our 2023 Annual Meeting of Stockholders and our 2022
annual report to stockholders.

The Internet Availability

Notice also provides instructions on how to vote online or
by telephone, how to access the virtual annual meeting and how to receive a paper copy of the proxy materials by
mail.
Your

vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be
represented at the meeting whether or not you plan to attend the Annual

Meeting via the Internet. Please vote
electronically over the Internet, by telephone or by returning your signed proxy card in the envelope provided. You
may also vote your shares online during the Annual Meeting. Instructions on how to vote while participating at the
meeting live via the Internet are posted at https://web.lumiagm.com/284047551

.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your
continued support.

/s/ Mei Mei Hu

Mei Mei Hu

President, Chief Executive Officer and Director

April 28, 2023
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 20, 2023
NOTICE IS HEREBY GIVEN
that the Annual Meeting of Stockholders of Vaxxinity,

Inc., a Delaware
corporation, will be held on Tuesday,

June 20, 2023, at 10:00 a.m., Eastern Time. The Annual

Meeting will be a
virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and
submit your questions during the meeting by visiting https://web.lumiagm.com/284047551

(password:
vaxxinity2023). For instructions on how to attend and vote your shares at the Annual Meeting, see the information
in the accompanying Proxy Statement in the section titled “General Information about the Annual Meeting and
Voting

-How can I attend and vote at the Annual Meeting?”
The Annual Meeting is being held:
1.
to elect directors to hold office until the Company’s

annual meeting of stockholders to be held in 2024 and
until their respective successors have been duly elected and qualified;
2.
to ratify the appointment of Armanino LLP as the independent registered public accounting firm of the
Company for the fiscal year ending December 31, 2023; and
3.
to transact such other business as may properly come before the Annual

Meeting or any continuation,
postponement or adjournment thereof.
These items of business are described in the Proxy Statement that follows this notice.

Holders of record of our
common stock as of the close of business on April 21, 2023 are entitled to notice of and to vote at the Annual
Meeting, or any continuation, postponement or adjournment thereof.
Your

vote is important.
Please promptly vote your shares by completing,

signing, dating and returning your
proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

/s/ René Paula Molina

René Paula Molina

General Counsel and Secretary
Merritt Island, Florida
April 28, 2023
This Notice of Annual Meeting and Proxy Statement

are first being distributed or made available,

as the case may be, on or about May 1, 2023.
Important Notice Regarding the Availability

of Proxy Materials for the Stockholder Meeting:

This Notice of Annual Meeting, Proxy Statement and our Annual Report are available free of charge at
www.astproxyportal.com/ast/24848/

.
Vaxxinity

,

Inc.

505 Odyssey Way,

Merritt Island, Florida 32953

TABLE

OF CONTENTS
Pa
ge
GENERAL INFORMATION

ABOUT THE ANNUAL MEETING AND VOTING
1
Why am I receiving these materials?
1
Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a
full set of proxy materials?
1
When and where will the Annual Meeting be held?
1
What are the purposes of the Annual Meeting?
2
Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy
Statement?
2
What does it mean if I receive more than one set of proxy materials?
2
Who is entitled to vote at the Annual Meeting?
2
What is the difference between being a “record holder” and holding shares in “street name”?
3
What do I do if my shares are held in “street name”?
3
How many shares must be present to hold the Annual Meeting?
3
What are “broker non-votes”?
3
What if a quorum is not present at the Annual Meeting?
3
How do I vote my shares without attending the Annual Meeting?
3
How can I attend and vote at the Annual Meeting?
4
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble
accessing the virtual meeting website?
4
How does the Board recommend that I vote?
4
How many votes are required to approve each proposal?
5
What if I do not specify how my shares are to be voted?
5
Who will count the votes?
5
Can I revoke or change my vote after I submit my proxy?
5
Who will pay for the cost of this proxy solicitation?
6
Why hold a virtual meeting?
6
Will I be able to ask questions at the Annual Meeting?
6
PROPOSAL NO. 1 ELECTION OF DIRECTORS
8
Board Size and Structure
8
Current Directors and Terms
8
Nominees for Director
8
Information About Board Nominee and Continuing Directors
9
Board Recommendation
11
CORPORATE

GOVERNANCE
11
Corporate Governance Guidelines
11
Board Leadership Structure
12
Board Committees
13
Director Nominations Process
15
Board Diversity
17
Board Role in Risk Oversight
18
Committee Charters and Corporate Governance Guidelines
18
Code of Business Conduct and Ethics
19
Anti-Hedging Policy
19
Communications with the Board
19
EXECUTIVE OFFICERS
20

EXECUTIVE COMPENSATION
22
Overview
22
Summary Compensation Table
22
Narrative Disclosure to Summary Compensation Table
23
Outstanding Equity Awards

at 2021 Fiscal Year

-End
24
Director Compensation
25
STOCK OWNERSHIP
26
Security Ownership of Certain Beneficial Owners and Management
26
Securities Authorized for Issuance Under Equity Compensation

Plans
29
DELINQUENT SECTION 16(A) REPORTS
29
CERTAIN

TRANSACTIONS WITH RELATED

PERSONS
29
Policies and Procedures on Transactions with Related

Persons
30
Our Relationship with UBI
30
The Reorganization
31
Voting

Agreement
31
Registration Rights
32
Financings and Other Transactions
33
Limitations of Liability and Indemnification Matters
35
PROPOSAL NO. 2 RATIFICATION

OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Appointment of Independent Registered Public Accounting

Firm
37
Audit, Audit-Related, Tax

and All Other Fees
37
Auditor Independence
38
Pre-Approval Policies and Procedures
38
Board Recommendation
38
Audit Committee Report
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
39
HOUSEHOLDING
39
2021 ANNUAL REPORT
40

Background
Vaxxinity,

Inc., a Delaware corporation (“Vaxxinity

,” and together with its subsidiaries, the “Company”),
is a biotechnology company currently focused on developing product candidates for human use in the fields of
neurology and coronaviruses utilizing its “Vaxxine

Platform”—a peptide vaccine technology first developed by
United Biomedical, Inc. (“UBI”) and subsequently refined over the last two decades. The Company was formed
through the combination of two separate businesses that originated from UBI in two separate transactions: a spin-out
from UBI in 2014 of operations focused on developing chronic disease product candidates that resulted in United
Neuroscience (“UNS”), and a second spin-out from UBI in 2020 of operations focused on the development of a
COVID-19 vaccine that resulted in C19 Corp. (“COVAXX”).

On February 2, 2021, Vaxxinity

was incorporated for
the purpose of reorganizing and combining UNS and COVAXX

and on March 2, 2021, did so by acquiring all of the
outstanding equity interests of UNS and COVAXX

pursuant to a contribution and exchange agreement (the
“Contribution and Exchange Agreement”) whereby the existing equity holders of UNS and COVAXX

contributed
their equity interests in each of UNS and COVAXX

in exchange for equity in Vaxxinity

(the “Reorganization”). In
November,

2021, the Company closed its initial public offering of Class A common stock (the “IPO”). On
December 30, 2022, COVAXX

merged with and into Vaxxinity.

For further information about the Company’s

business and the material risks that may affect the Company, please refer to our annual report on Form 10-K for the fiscal year ended December

31, 2022 (“Annual Report”).

Vaxxinity,

Inc
.
505 Odyssey Way
Merritt Island
Florida 32953
PROXY STATEMENT

FOR VAXXINITY,

INC.
2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 20, 2023
This proxy statement, along with the accompanying notice of 2023 annual meeting of stockholders, contains
information about the 2023 annual meeting of stockholders of Vaxxinity,

Inc., including any adjournments or
postponements of the annual meeting.

We are holding

the annual meeting at Tuesday,

June 20, 2023, at 10:00 a.m.,
Eastern Time, virtually at https://web.lumiagm.com/284047551

(password: vaxxinity2023).
This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.
On or about May 1, 2023, we intend to begin sending to our stockholders the Important

Notice regarding the
Availability of

Proxy Materials containing instructions on how to access our proxy statement for our 2023 annual
meeting of stockholders and our 2022 annual report to stockholders.
Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2022 annual
report, which includes our financial statements for the fiscal year ended

December 31, 2022.

IMPORTANT

NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS
FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 20, 2023
This proxy statement, the notice of 2023 annual meeting of stockholders,

our form of proxy card and our 2022
annual report to stockholders are available for viewing, printing and downloading at
https://www.astproxyportal.com/ast/24848/.

To view these materials please have

your 11-digit control number
available that appears on your Internet Availability

Notice or proxy card.

On this website, you can also elect to
receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you

can find a copy of our Annual Report on Form 10-K, which includes our financial statements for
the fiscal year ended December 31, 2022, on the website of the Securities and

Exchange Commission, or the SEC, at
www.sec.gov,

or in the “SEC Filings” section of the “Investors” section of our website at https://vaxxinity.com/.

You

may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of
charge, from us by sending a written request to ir@vaxxi

nity.com.

Exhibits will be provided upon written request
and payment of an appropriate processing fee.

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
VAXXINITY,

INC.
TO BE HELD ON JUNE 20, 2023
This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31,
2022

(the “Annual Report” and, together with this Proxy Statement, the “proxy materials”)

are being furnished by
and on behalf of the board of directors of Vaxxinity

,

Inc., in connection with our 2023 annual meeting of
stockholders (the “Annual Meeting”). References to “Vaxxinity,”

the “Company,” “we,”

“us,” “our” and other
similar terms refer to the business of Vaxxinity,

Inc. and its consolidated subsidiaries, including UNS. The Notice of
Annual Meeting,

this Proxy Statement and the 2022 Annual Report are first being distributed or made available,

as
the case may be, on or about May 1, 2023.
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND
VOTING
Why am I receiving these materials?
You

have received these proxy materials as a Vaxxinity

stockholder as of the close of business on
April 21, 2023

(the “Record Date”), and you are invited to attend the Annual Meeting and vote your shares on the
proposals described in this Proxy Statement.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
As permitted by the rules of the U.S. Securities and Exchange Commission, or the

SEC, we may furnish
our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing
printed copies of these materials to each stockholder.

Most stockholders will not receive printed copies of the proxy materials unless they request them.

We believe that

this process should expedite stockholders’ receipt of proxy
materials, lower the costs of the annual meeting and help to conserve natural resources.

If you received the Internet
Availability Notice

by mail or electronically,

you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the

Internet Availability Notice.

Instead, the
Internet Availability

Notice instructs you as to how you may access and review all of the proxy materials and submit
your proxy on the Internet.

If you requested a paper copy of the proxy materials, you may authorize the voting of
your shares by following the instructions on the proxy card, in addition to the other methods of voting described in
this proxy statement.
When and where will the Annual Meeting be held?
The Annual Meeting will be held on Tuesday,

June 20, 2023 at 10:00 a.m., Eastern Time. The Annual
Meeting will be a virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual
Meeting online and submit your questions during the meeting at https://web.lumiagm.com/284047551

.

To attend
and participate in the Annual Meeting, you will need the 11

-digit control number included on your proxy card or on
the instructions that accompanied your proxy materials. If you are a registered stockholder and do not receive your
control number or have lost it, please contact American Stock Transfer

& Trust Company,

LLC (“AST”) at their
toll-free number, (888) 776-9962, or via email

at help@astfinancial.com. If your shares are held in “street name,”
you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker.
If you lose your control number, you may

join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on the

Record Date. The meeting webcast
will begin promptly at 10:00 a.m., Eastern Time

.

We encourage

you to access the meeting prior to the start time. We

encourage you to check-in about 15 minutes prior to the start of the Annual

Meeting to allow ample time for the
check-in procedures.
Why Are You

Holding a Virtual Annual Meeting?
This year’s annual meeting will be held in a virtual meeting format only. We

have designed our virtual
format to enhance, rather than constrain, stockholder access, participation and communication. For example, the
virtual format allows stockholders to communicate with us in advance of, and during,

the annual meeting so they
can ask questions of our board of directors or management, as time permits.

What are the purposes of the Annual Meeting?
The purpose of the Annual Meeting is:
1.
to elect directors to hold office until the Company’s

annual meeting of stockholders to be held in 2024 (the
“2024

Annual Meeting”) and until their respective successors have been duly elected and qualified;
2.
to ratify the appointment of Armanino LLP as the independent registered public accounting firm of the
Company for the fiscal year ending December 31, 2023; and
3.
to transact such other business as may properly come before the Annual

Meeting or any continuation,
postponement or adjournment thereof.
Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy
Statement?
As of the date of this Proxy Statement, we do not know of any matters to be properly presented at the
Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the
meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and
have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters
for you.

What does it mean if I receive more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or
brokers. Please vote all of your shares. To

ensure that all of your shares are voted, for shares that you hold as a registered holder (as discussed below), please submit your proxy by phone, via the Internet, or by signing, dating
and returning the enclosed proxy card in the enclosed envelope, and for shares that are held in the name of a bank,
broker or other nominee on your behalf, please refer to information from your bank, broker or other nominee on how
to submit your voting instructions.
Who is entitled to vote at the Annual Meeting?
You

are entitled to vote at the Annual Meeting and any continuation, postponement or adjournment thereof
if you owned shares of our common stock as of the close of business on the Record

Date. Registered stockholders as
of the Record Date may attend the Annual Meeting and vote directly online at the Annual Meeting or authorize a
third party to attend and vote online at the Annual Meeting on their behalf.

If you are a beneficial owner of our
common stock and your shares are held in a brokerage account or by a bank or other holder of record, the relevant
institution will send you instructions for voting.

If you wish to vote the shares of our common stock you
beneficially own directly online at the Annual Meeting or by proxy,

you first must obtain a signed proxy from the
record holder (broker, bank or other

nominee) giving you the right to vote the shares.

Holders of Class A common stock and Class B common stock will vote together as a single class on all
matters submitted to a vote of stockholders at the Annual Meeting. At the close of business on the Record Date,
there were 112,190,162 outstanding

shares of our Class A common stock, entitled to vote at the Annual Meeting and
13,874,132 outstanding shares of our Class B common stock, entitled to vote at the

Annual Meeting. Each share of
our Class A common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

Each share of our Class B common stock is entitled to 10 votes on any matter presented to stockholders at the
Annual Meeting.

The holders of our Class B common stock hold, in the aggregate, approximately

55.3% of the total voting
power of our outstanding capital stock at the close of business on the Record

Date, and the majority of this voting
power is subject to the Voting

Agreement described below.

For so long as shares of Class B common stock remain
outstanding and represent more than 9.1% of the aggregate number of outstanding shares of Class A common stock
and Class B common stock, the aggregate voting power of the Class B common stock will exceed the aggregate
voting power of the Class A common stock.

What is the difference between being a “record holder” and holding shares in “street name”?
A record holder (also called a “registered holder”) holds shares in his or her name.

Shares held in “street
name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.
What do I do if my shares are held in “street name”?
If your shares are held in a brokerage account or by a bank or other holder of record,

you are considered the
“beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker,
bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial
owner, you have the right to direct your broker,

bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how
to submit your voting instructions.
How many shares must be present to hold the Annual Meeting?
A
quorum must be present at the Annual Meeting for any business to be conducted.

The holders of a
majority in voting power of the Company’s

capital stock issued and outstanding and entitled to vote, present electronically or represented by proxy,

constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically,

your shares will be counted to determine whether we have
a quorum even if you abstain or fail to vote as indicated in the proxy materials.
Broker non-votes will also be considered present for the purpose of determining whether there is a quorum
for the Annual Meeting.
What are “broker non-votes”?
A “broker non-vote” occurs when shares held by a broker in “street name”

for a beneficial owner are not
voted with respect to a proposal because (1) the broker cannot vote the shares on a particular matter because it has
not received voting instructions from the stockholder who beneficially owns the shares and the broker lacks the
authority to vote the shares at their discretion or (2) the broker chooses not to vote on a matter for which it does have
discretionary authority.

Proposal No. 1 is considered a non-discretionary matter,

and a broker will lack the authority
to vote uninstructed shares at their discretion on such proposal. Proposal

No. 2 is considered a discretionary matter,
and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the scheduled time of the Annual

Meeting, (i) the chairperson
of the Annual Meeting or (ii) the holders of a majority in voting power present in person or represented by proxy at
the Annual Meeting and entitled to vote at the Annual Meeting, may adjourn the Annual Meeting until a quorum is
present in person or represented by proxy.
How do I vote my shares without attending the Annual Meeting?
We recommend

that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are

a stockholder of record, there are two ways to vote by proxy:
● by Internet –

o
Prior to the Annual Meeting, you may vote at www.voteproxy.com by following the on-screen
instructions. You

must have your control number to vote online. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59

p.m., Eastern Time,
on June 19, 2023.
o
During the Annual Meeting, you may vote while attending the webcast at
https://web.lumiagm.com/284047551 and following the on-screen instructions. You

must have
your control number to access the webcast and vote.

●
by Mail – You

may request a proxy card by following the instructions in the notice.

AST will include your control number on the notice or in the proxy materials that will be sent to you. If you
are a registered holder and have not received your control number or have misplaced it, you may reach out to AST at
their toll-free number, (888) 776-9962,

or via email at help@astfinancial.com for assistance. If your shares are held in street name, you will receive your control number and instructions on how to vote from the bank, broker or holder
of record. You

must follow the instructions of such bank, broker or holder of record in order for your shares to be
voted.
How can I attend and vote at the Annual Meeting?
We will be hosting

the Annual Meeting live via webcast. Any stockholder may attend the Annual Meeting
live online at https://web.lumiagm.com/284047551. If you were a stockholder as of the Record Date, or you hold a
valid proxy for the Annual Meeting, you can vote at the Annual Meeting.

A summary of the information you need to
attend the Annual Meeting online is provided below:
●
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock
ownership, will be posted at https://web.lumiagm.com/284047551

.
●
Assistance with questions regarding how to attend and participate via the

Internet will be provided at
https://web.lumiagm.com/284047551 on the day of the Annual Meeting.
●
The Annual Meeting webcast starts promptly at 10:00 a.m., Eastern Time

;

we encourage you to check-in
about 15 minutes prior to the start of the Annual Meeting to allow ample time for the check-in procedures.
●
You

will need your 11-digit Control Number to enter the

Annual Meeting.
●
Stockholders may submit questions while attending the Annual Meeting via the Internet.
To attend and participate

in the Annual Meeting, you will need the 11-digit control number included on
your proxy card or on the instructions that accompanied your proxy materials.

If your shares are held in “street
name,” you should contact your bank or broker to obtain your 11

-digit control number or otherwise vote through the
bank or broker. If you lose your

11-digit control number,

you may join the Annual Meeting as a “Guest” but you
will not be able to vote, ask questions or access the list of stockholders as of the Record

Date.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians

ready to assist you with any technical difficulties you may have accessing the
virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in
or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
How does the board of directors recommend that I vote?
The board of directors recommends that you vote:
● FOR

the nominees to the board of directors set forth in this Proxy Statement.
● FOR

the ratification of the appointment of Armanino LLP as the independent registered public accounting
firm of the Company for the fiscal year ending December 31, 202

3.

How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and
how votes are counted:
Proposal
Votes

Required
Voting

Options
Impact of

“Withhold” or

“Abstain” Votes
Broker
Discretionary

Voting

Allowed
Proposal No. 1:
Election of
Directors
The plurality of the votes cast. This
means that the nominees receiving the
highest number of affirmative “FOR”
votes will be elected as directors.
“FOR ALL”
“WITHHOLD
ALL” “FOR
ALL EXCEPT”
None
(1)
No
(3)

Proposal No. 2:
Ratification of
Appointment of
Independent
Registered Public
Accounting Firm
The affirmative vote of the holders of
a majority of voting power of capital
stock present in person or represented
by proxy at the Annual Meeting and
entitled to vote on such matter.

“FOR”
“AGAINST”
“ABSTAIN”
Same as a vote
“Against”
(2)
Yes
(4)

(1) Votes that are “withheld” will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.
(2)
A vote marked as an “Abstention” is not considered a vote

cast, but because the affirmative vote of a majority of voting power of capital
stock present in person or represented by proxy at the Annual

Meeting and entitled to vote on such matter is required to pass this proposal,
a vote marked as an “Abstention” will, therefore, have

the same effect as a vote cast “Against” the proposal.
(3)
As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on
this proposal.
(4)
As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this
proposal.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in
accordance with the recommendations of the board of directors.

The recommendations of the board of directors are
set forth above, as well as with the description of each proposal in this Proxy Statement.

If, prior to the Annual
Meeting, the board of directors learns that any director nominee will be unable to serve for any reason, the proxies
that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the
board of directors, unless the board of directors chooses to reduce the number of directors serving on the board of
directors.
Who will count the votes?
Representatives of AST will tabulate the votes.
Can I revoke or change my vote after I submit my proxy?
Yes.

Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may
change your vote and revoke your proxy by:
●
sending a written statement to that effect to the attention of our

General Counsel and Secretary at our
corporate offices, provided such statement is received no later than June 19, 2023;

●
voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59
p.m., Eastern Time, on June 19, 2023;
●
submitting a properly signed proxy card with a later date that is received no later than

June 19, 2023; or
● attending the Annual Meeting, revoking your proxy and voting again.
If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker
or other nominee. You

may also change your vote or revoke your proxy online at the Annual Meeting if you obtain a
signed proxy from the record holder (broker,

bank or other nominee) giving you the right to vote the shares.
Your

most recent proxy card or telephone or Internet proxy is the one that is counted.

Your attendance

at
the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the
Company before your proxy is voted or you vote online at the Annual Meeting

.
Where Can I Find the Voting

Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or
final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final
results are unavailable at the time we file the Form 8-K, then we will file an amended report on

Form 8-K to disclose
the final voting results within four business days after the final voting results are known.

Who will pay for the cost of this proxy solicitation?
We will pay the cost

of soliciting proxies. Proxies may be solicited on our behalf by directors, officers

or
employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile
transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial
owners and will be reimbursed for their reasonable expenses.
Why hold a virtual meeting?
We wish to continue

using the latest technology to provide expanded access, improved communication

and
cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities
to participate as they would have at an in-person meeting. Furthermore,

we believe that a virtual meeting enables
increased stockholder attendance and participation because stockholders can participate from any location around
the world.

Will I be able to ask questions at the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer
appropriate questions submitted during the meeting. Only stockholders that have accessed the Annual Meeting as a
stockholder (rather than a “Guest”) by following the procedures outlined above in “
How can I attend and vote at the
Annual Meeting?
” will be able to submit questions during the Annual Meeting. Additionally,

our Annual Meeting
will follow “Rules of Conduct,” which will be available on our Annual Meeting webpage for stockholders that have
accessed the Annual Meeting as a stockholder (rather than a “Guest”). Under these Rules of Conduct, a stockholder
may ask up to two questions, and we will not address questions that are, among other things:

●
irrelevant to the business of the Company or to the

business of the Annual Meeting;
●
related to the status or conduct of our clinical trials beyond that which is contained in our prior public
disclosures;
● related to material non-public information of the Company;
● related to personal grievances;
● derogatory references to individuals or that are otherwise in bad taste;
● substantially repetitious of statements already made by another stockholder;
● in furtherance of the stockholder’s personal or business interests; or

●
out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of
the Annual Meeting or the Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the

“Rules of Conduct” available on
the Annual Meeting webpage for stockholders that have accessed the Annual

Meeting as a stockholder (rather than a
“Guest”) by following the procedures outlined above in “ How can I attend and vote at the Annual Meeting? ”.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
Board Size and Structure
Our amended and restated certificate of incorporation (“Charter”), provides that the number of directors
shall be fixed from time to time by the board of directors. However,

the number of directors shall be not fewer than
four and not more than eleven. We

currently have nine directors serving on the board of directors.
Our Charter provides that the term of each director will continue until the next annual meeting of
stockholders, and each director will hold office until his or her successor shall be duly elected and qualified, subject,
however, to his or her earlier death, resignation,

disqualification or removal. Generally,

vacancies or newly created
directorships on the board of directors will be filled only by vote of a majority of the directors then in office and will
not be filled by the stockholders. A director appointed by the board of directors to fill a vacancy will serve for the
unexpired term of his or her predecessor in office and until his or her successor is elected and qualified, or until his
or her death, resignation,

disqualification or removal. A plurality of the shares voted “FOR” each nominee at the
Annual Meeting is required to elect each nominee.
Current Directors

The table below identifies and sets forth certain information regarding our directors as of April 28, 2023.

Director Age
Committees
Audit
Nominating and
Governance Compensation
Louis Reese (Executive Chairman) 41
Mei Mei Hu 40
Peter Diamandis 61 X Chair X
Katherine Eade 49 X
George Hornig 68 Chair
Landon Ogilvie 45 X
Peter Powchik 66
James Smith 42 X
Gabrielle Toledano 56 X Chair
Nominees for Director
All directors are elected each year at the annual meeting of stockholders,

and their current terms of service
will expire at the Annual Meeting. Each director elected by the stockholders at the Annual Meeting will each serve
until the 2024 Annual Meeting and until the election and qualification of his or her successor or until his or her
earlier death, resignation, disqualification or removal.

Each person nominated for election has agreed to serve if elected, and management has no reason to
believe that any nominee will be unable to serve. If, however,

prior to the Annual Meeting, the board of directors

should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been
voted for this nominee will be voted for a substitute nominee as selected by the board of directors, unless the board
of directors chooses to reduce the number of directors serving on the board of directors.

The board of directors has
no reason to believe that any of the nominees will be unable to serve.
Information About Director Nominees

The following pages contain certain biographical information for each nominee for director, including all
positions he or she holds, his or her principal occupation and business experience for the past five years, and the
names of other publicly-held companies of which the director nominee currently serves as a director or has served as
a director during the past five years.
We believe that

all of our directors nominees have personal and professional integrity;

satisfactory levels of
education and/or business experience; broad-based business acumen;

an appropriate level of understanding of our
business and its industry and other industries relevant to our business; the ability and willingness to devote adequate
time to the work of the board of directors and its committees, as applicable; skills and personality that complement
those of our other directors that helps build a board that is effective,

collegial and responsive to the needs of our
Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background;
and the ability to represent the interests of all of our stockholders. The information presented below regarding each
director nominee also sets forth specific experience, qualifications, attributes and skills that led the board of
directors to the conclusion that such individual should serve as a director in light of our business and structure.
Louis Reese

is one of our two co-founders and is the Executive Chairman

of the Company. Mr.

Reese has
served in this role for the Company since the Reorganization and was previously a director of both UNS and
COVAXX

since September 2014. Mr.

Reese has also been a director and a member of the executive committee of
UBI since 2014. He was also a director of ShenLian Biotech from 2010 to 2014.

Mr. Reese is also the co-founder of
an investment and advisory firm with active investments in real estate, energy,

hospitality and life sciences. His
investments focus on achieving global impact in critical important areas through innovative models and approaches.
He received his B.A. from University of Pennsylvania. We

believe Mr. Reese is qualified to serve

on the board of
directors based on the perspective and experience he brings as a member of the executive committee of UBI and as
an investor in life sciences companies.
Mei Mei Hu
, one of our two co-founders, is our President and Chief Executive Officer and is one of our
directors. Ms. Hu has served in these roles for the Company since the Reorganization and was previously a director
of both UNS, since October 2014, and COVAXX

,

since March 2020. Ms. Hu has also been a director and a member of the executive committee of UBI since 2010 and a director of United

BioPharma, Inc. (“UBP”) since March 2020.
Ms. Hu was formerly a consultant at McKinsey & Company where she advised pharmaceutical companies on
strategic, operational and organizational issues. She was also a director of ShenLian Biotech from 2010 to 2014.
Ms. Hu is also co-founder of an investment and advisory group with active investments in real estate, energy and life
sciences. She has been named to Time 100 Next list, Fortune

40 under 40 and Young

Global Leaders of World
Economic Forum. She holds a B.A. from University of Pennsylvania and a J.D. from Harvard Law School. We
believe Ms. Hu is qualified to serve on the board of directors based on the perspective she brings as our Chief
Executive Officer, her

experience in the biotechnology and life sciences industries and her success in leading the
spin-outs of UNS and COVAXX

from UBI.
Peter Diamandis
is a director of the Company.

Dr. Diamandis has been a director of

the Company since
the Reorganization and was previously a director of COVAXX

since March 2020. Dr.

Diamandis has been the Chief
Executive Officer of PHD Ventures,

Inc., his personal holding company for his writing, speaking and consulting activities, since October 1993. Dr.

Diamandis has started more than 24 companies in the areas of human longevity, space, venture capital and education, including as a co-founder of BOLD

Capital Partners in 2015, a venture fund
investing in exponential technologies, and as the founder and Executive

Chairman of the XPRIZE Foundation,
a non-profit foundation which, since 1996, has designed and operated large

-scale incentive competitions for the
development of new technologies that may help solve some of mankind’s major challenges. In the area of human
longevity, he has helped

found Human Longevity,

Inc., for which he served as a director from 2013 until December
2018, Celularity Inc., for which he served as Vice

Chairman from July 2017 to July 2021 and as a director starting in
July 2021, and Fountain Therapeutic Services, Inc., for which he has served as Chairman since January 2019. He is
also the executive founder of Singularity University,

a graduate-level Silicon Valley

institution founded in 2010 that
counsels the world’s leaders on exponentially

growing technologies. He also serves as a director of two special purpose acquisition companies: DPCM Capital, Inc., which completed its initial public offering in October 2020,
and Software Acquisition Group Inc. II, which completed its initial public offering in September 2020.
Dr. Diamandis is also a New York

Times bestselling author.

He earned degrees in Molecular Engineering and
Aerospace Engineering from Massachusetts Institute of Technology and holds an M.D. from Harvard Medical
School. We believe

Dr. Diamandis is qualified to serve on

the board of directors based on his experience investing
in, working with and co-founding companies in the life sciences and technology industries.
Katherine Eade
is a director of the Company.

Ms. Eade has been a director of the Company since February
2023. She has served on the board of directors of Harvard Bioscience, Inc. (HBIO)

since 2017 and is chair of its
governance committee and a member of its audit committee. Ms. Eade has served as Interim General Counsel and
advisor to Standard Biotools Inc. (LAB) since January 2023. She served as General

Counsel of Checkmate
Pharmaceuticals, Inc. (CMPI), which was acquired by Regeneron

Pharmaceuticals, from 2020 to 2022, and also
served as President of Checkmate Pharmaceuticals Security Corporation.

Prior to that, Ms. Eade served as Vice
President, Strategic Commercial Affairs at Align Technology

(ALGN), Deputy General Counsel of La-Z-Boy
Incorporated (LZB), and in various roles at Corning Incorporated

(GLW), including

Director, M&A Law and
Transactions, Division Counsel for Corning Life

Sciences, and Division Counsel for Corning Pharmaceutical
Technologies. Earlier

in her career, Ms. Eade was a corporate attorney

at Cleary Gottlieb Steen & Hamilton LLP for
over seven years and served as a law clerk for Judge Morton I. Greenberg of the U.S. Court of Appeals for the Third
Circuit. Ms. Eade has over 21 years of experience advising public companies on M&A and strategic alliances,
corporate governance and capital markets. Ms. Eade earned a J.D. from Harvard

Law School and a B.A. in
Government from Cornell University.

We believe Ms. Eade

is qualified to serve on the board of directors based on
her significant experience as an executive and independent director of publicly listed life sciences companies and
her expertise with respect to strategic transactions, capital markets and corporate governance.
George Hornig

is a director of the Company.

Mr. Hornig has been a director of the Company

since
January 2022. Mr. Hornig

is also currently the Chairman of Xometry,

an AI-driven platform for on-demand
manufacturing of industrial parts. Mr.

Hornig joined Xometry’s Board of Directors

as Chairman in 2013. Mr.
Hornig is also Co-Chairman (and Audit Committee Chairman) of

Healthwell Acquisition Corp., a special purpose
acquisition company (appointed in July 2021), Managing Partner and

Co-Founder of The Seed Lab, an early-stage
venture fund that he joined in January 2019, and a director for Syntax Advisors,

an investment advisor (since
January 2018). From 2010 to 2016, Mr.

Hornig was Senior Managing Director and COO of PineBridge Investments
(formerly AIG Investment Management). Prior to joining PineBridge, Mr.

Hornig spent eleven years at Credit
Suisse Asset Management as Managing Director and Global COO. From 1993

to 1999, Mr. Hornig was Executive
Vice President of Deutsche

Bank Americas. Earlier in his career, Mr.

Hornig was Managing Director and COO of
Wasserstein Perella &

Co, worked in the M&A group of First Boston and was an Associate with the law firm of
Skadden, Arps, Slate, Meagher & Flom LLP.

During his career, Mr.

Hornig has served as a Director of Forrester
Research, Unity Mutual Life, Veridian

Group, KBL Merger Corp IV,

Office Tiger,

Daily Candy and Merchants
Preferred. Mr. Hornig received

his A.B., J.D. and M.B.A. from Harvard University.

We believe Mr.

Hornig is
qualified to serve on the board of directors based on his service on public company boards and financial industry
experience.
Landon Ogilvie
is a director of the Company. Mr.

Ogilvie has been a director of the Company since
February 2023. Mr. Ogilvie currently

serves as CEO of Co-West Inc.

and has been in this position since 2017. He is
also CEO of Destination Systems, a logistics company in Colorado.

He has over 20 years of experience in logistics,
risk management, operations management, government contracts and organizational leadership across diverse
industries and has served on numerous boards. He began his career in the risk management sector where he was a
partner in Gans and Smith Insurance. Mr.

Ogilvie has been a serial entrepreneur both as a founder and acquirer of businesses in highly regulated industries, such as insurance, finance, and oilfield waste management.

We believe
Mr. Ogilvie is qualified to serve

on the board of directors based on his service on company boards and extensive business management experience.
Peter Powchik

is a director of the Company.

Mr. Powchik has been a director of the Company

since the
Reorganization.

Mr. Powchik also has approximately

fifteen years of academic and clinical experience focused on the biology of Alzheimer’s disease and schizophrenia.

From April 2021 to March 2022, Mr. Powchik

was our
Executive Vice President,

Research and Development.

Mr. Powchik held the same position with UNS from

December 2018 until the Reorganization.

Prior to joining UNS he was SVP,

Head of Clinical Development at
Regeneron Pharmaceuticals from October 2006 to February 2018 where he oversaw the development and approval
of Regeneron’s first seven drugs and

helped build its development and regulatory infrastructure. He is also formerly
EVP of Clinical Development, Chugai USA; VP of Clinical Development

and Medical Affairs, US at Novartis,
overseeing the development and approval of Ritalin LA and Focalin; and

Senior Director at Sepracor where he
initiated the development of Lunesta. He is a board-certified psychiatrist having trained at NYU School of Medicine,
Mt Sinai Medical Center (NYC), and Columbia University College of Physicians

and Surgeons. We

believe Mr.
Powchik is qualified to serve on the board of directors based on his clinical and biotechnology industry experience.
James Smith
is a director of the Company.

Mr. Smith has been a director of the Company since

February
2023.

Mr. Smith is currently the CEO of InvitedHome

Inc. and has served in this position since 2018.

Prior to that
Mr. Smith was CFO of InvitedHome

Inc. from 2014 to 2017 and CFO of Mogul Inc. from 2012 to 2014.

Mr. Smith
has been a member of the Board of Directors of YourFare

Inc. since 2017. Earlier in his career Mr. Smith

was a
Financial Analyst for Westfield

and an Auditor with Ernst & Young.

Mr Smith received a Bachelor of Commerce &
Bachelor of Business from the University of Queensland (Australia) and a Diploma in Financial Markets from the
Financial Services Institute of Australasia (FINSIA). We

believe Mr. Smith

is qualified to serve on the board of
directors based on his managerial, financial, fundraising & M&A experience while serving as CEO, CFO, co-
founder, investor and board member for

several companies.
Gabrielle Toledano
is a director of the Company. Ms.

Toledano has been a director

of the Company since
February 2023.

Ms. Toledano currently serves

on the Board of Directors as Chairman of the Compensation
Committee for Lilium and Velo3D

and has been the COO for Keystone Strategy since January 2020.

Ms. Toledano
served on the boards for Bose Corporation from June 2020 until October

2022 and the Namely Corporation from
February 2019 until September of 2022. Prior to Keystone, Ms. Toledano was Executive in Residence for Comcast
Ventures

in 2019 and Chief People Officer at Tesla

from 2017-2018.

Ms. Toledano served as Chief

Talent Officer
at Electronic Arts from 2006 to 2017 and Chief Human Resources Officer for Siebel Systems from 2002 to 2006.

During her career she has also served on the boards of Glu Mobile, Visier,

Jive Software, TalentSky

and Jhana
Software.

From 1991 to 2002, Ms. Toledano

served in human resources leadership positions with Microsoft and
Oracle.

Ms. Toledano received

her undergraduate and graduate degrees from Stanford University.

We believe Ms.
Toledano

is qualified to serve on the board of directors based on her extensive executive management experience at
public companies.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR

the election of each of Louis Reese, Mei
Mei Hu, Peter Diamandis, Katherine Eade, George Hornig,

Landon Ogilvie, Peter Powchik, James Smith and
Gabrielle Toledano

as directors to hold office until the 2024 Annual Meeting and until his or her respective
successor has been duly elected and qualified, and proxies solicited by the Board of Directors will be voted in favor
thereof unless a stockholder has indicated otherwise on the proxy.

CORPORATE

GOVERNANCE

Corporate Governance Guidelines
The board of directors has adopted Corporate Governance Guidelines. A copy of these Corporate
Governance Guidelines can be found under the Corporate Governance section of the Investors page of our website
located at www.Vaxxinity.com
, or by writing to our General Counsel and Secretary at our offices at 505 Odyssey
Way,

Merritt Island, FL 32953.

Among the topics addressed in our Corporate Governance Guidelines are:
• Board size, independence and qualifications • Stock ownership
• Executive sessions of independent directors • Board access to senior management
• Board leadership structure • Board access to independent advisors
• Selection of new directors • Board self-evaluations
• Director orientation and continuing education • Board meetings
• Limits on board service • Meeting attendance by directors and non-directors
• Change of circumstances • Meeting materials
• Term limits • Board committees, responsibilities and independence
• Director responsibilities • Succession planning
• Director compensation • Risk management
Board Leadership Structure
Controlled Company
Because our co-founders (Ms. Hu and Mr.

Reese), one of their affiliates and UBI (collectively our
“principal stockholders”) hold, in the aggregate, a majority of the total voting power of our outstanding capital
stock, we are a “controlled company” for purposes of the Nasdaq’s listing rules. As a controlled company,
exemptions under the Nasdaq’s listing rules

exempt us from certain of the Nasdaq’s

corporate governance
requirements, including the following requirements:

•

that the board of directors be composed of a majority of “independent directors,”

as defined under the
rules of the Nasdaq;

•

that the Compensation Committee be composed entirely of independent directors; and

•

that the Nominating and Governance Committee be composed entirely of independent directors.
We have elected

to take advantage of the exemption from the requirement that our board of directors be
composed of a majority of independent directors. Accordingly,

for so long as we are a “controlled company,”

our
stockholders do not have the same protections afforded

to stockholders of companies that are subject to all of the
Nasdaq’s corporate governance

requirements. In the event that we cease to be a controlled company,

we will be
required to comply with these provisions within the transition periods specified in the rules of the Nasdaq.
These exemptions do not modify the independence requirements for the audit committee, and our audit
committee satisfies the member independence requirement for the audit committee under the Nasdaq’s listing
requirements and SEC rules and regulations.
Lead Independent Director
Our corporate governance guidelines provide that one of our independent directors serves as the lead
independent director at any time when the chair of the board of directors is a member of management or is otherwise
not independent. Because our chair, Mr.

Reese, is not independent, the board of directors has appointed Mr.

Ogilvie

to serve as our lead independent director.

As lead independent director, Mr.

Ogilvie presides over all meetings of the
board of directors at which the chair is not present, including any executive sessions of the independent directors,
approves schedules and agendas for the meetings of the board of directors and acts as liaison between the
independent directors and our management and the chair of

the board of directors.
The Board believes that our current leadership structure of Chief Executive

Officer and Chairperson of the
board of directors being held by two separate individuals,

with additional oversight provided by the lead
independent director, is in the best interests of

the Company and its stockholders and strikes the appropriate balance between the Chief Executive Officer and President’s

responsibility for the strategic direction, day-to day-leadership and performance of our Company and the Chairperson of the board of directors’

responsibility to guide overall
strategic direction of our Company and provide oversight of our corporate governance and guidance to our Chief
Executive Officer and President and to set the agenda for and preside over board meetings. The lead independent
director provides an additional level of oversight similar to the Chairperson but from an independent perspective.
We recognize

that different leadership structures may be appropriate for companies in different situations
and believe that no one structure is suitable for all companies. Accordingly,

the board of directors will continue to
periodically review our leadership structure and make such changes in the future as it deems appropriate and in the
best interests of the Company and its stockholders.
Family Relationships
Mei Mei Hu, our Chief Executive Officer and Director,

and Louis Reese, our Executive Chairman, are
married to each other. Mei Mei Hu, Louis

Reese, one of their affiliates and UBI are party to the Voting

Agreement
described elsewhere in this Proxy Statement.
Director Independence
Under our Corporate Governance Guidelines,

an independent director shall be one who meets the
qualification requirements for being an independent director under applicable laws and regulations and requirements
promulgated by the SEC and the corporate governance listing standards of Nasdaq, including the requirement that
the board of directors have affirmatively determined that

the director has no relationship which, in the opinion of the board of directors, would interfere with the exercise of such director’s independent judgment in carrying out the
responsibilities of a director.
The board of directors has undertaken a review of its composition, the composition of its committees and
the independence of our directors and considered whether any director has a material relationship with us that could
compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based
upon information requested from and provided by each director concerning his or her background, employment and
affiliations, including family relationships, the board of directors has determined that each of Mr.

Diamandis, Ms.
Eade, Mr. Hornig, Mr.

Ogilvie,

Mr. Smith and Ms. Toledano

is “independent” under the Nasdaq’s

listing rules. In
making these determinations, the board of directors considered the current and prior relationships that each non-
employee director has with the Company and all other facts and circumstances the board of directors deemed
relevant in determining their independence, including the beneficial ownership of our capital stock by each non-
employee director and any transactions involving them described in the section titled “
Certain Relationships and
Related Party Transactions .”
Board Committees
The board of directors has three standing committees: an audit committee, a compensation committee, and
a nominating and governance committee, each of which has the composition and the responsibilities described
below. In addition, from

time to time, special committees may be established under the direction of the board of
directors when necessary to address specific issues. Each of the audit committee, the compensation committee, and
the nominating and governance committee operates under a written charter.
Audit Committee
The audit committee consists of George Hornig, Katherine

Eade, Peter Diamandis and James Smith. The
board of directors has determined that each member of the audit committee satisfies the independence requirements
under the Nasdaq listing standards and Rule 10A-3(b)(1) of the Securities Exchange

Act of 1934, as amended

(“Exchange Act”). Mr. Hornig

is the chair of the audit committee. The board of directors has determined that

Mr.
Hornig is an “audit committee financial expert” within the meaning of SEC regulations.

All members of the audit
committee meet the requirements for financial literacy under the applicable

Nasdaq rules and regulations. In arriving
at these determinations, the board of directors has examined each audit committee member’s scope of experience
and the nature of his or her employment.

The purpose of the audit committee is to assist the board of directors’ oversight of (1) the integrity of our
financial statements, (2) our compliance with legal and regulatory requirements,

(3) the independent auditors’
qualifications and independence and (4) the performance of the independent auditors and our internal audit function.
The responsibilities of the audit committee include:
●
appointment, compensation, retention and oversight of the work of our independent auditors and any other
registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to
perform audit, review or attestation service;
●
pre-approval, or the adoption of appropriate procedures to pre-approve,

all audit and non-audit services to
be provided by our independent auditors;
●
consideration of reports or communications submitted to the audit committee by our independent auditors,
including reports and communications related to the overall audit strategy;
●
meeting with management and our independent auditors to discuss the scope of the annual audit, to review
and discuss our financial statements and related disclosures, to discuss any significant matters arising from
any audit and any major issues regarding accounting principles and financial statement presentations;
●
discussing with members of the legal department any significant legal, compliance or regulatory matters
that may have a material effect on our financial statements, business or compliance policies; and
●
establishing procedures for the receipt, retention and treatment of complaints received by us regarding
accounting, internal accounting controls or auditing matters, and for the confidential, anonymous
submission by employees of concerns regarding questionable accounting or auditing matters.
Compensation Committee
The compensation committee consists of Gabrielle Toledano,

Landon Ogilvie and Peter Diamandis. Ms.
Toledano

is the chair of the compensation committee. The board of directors has determined that each member of
the compensation committee satisfies the independence requirements under the listing standards of Nasdaq and is a
“non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The primary purpose of the compensation committee is to discharge the responsibilities of the board of
directors in overseeing our compensation policies, plans and programs and to review and determine the
compensation to be paid to our executive officers, directors and other senior management, as appropriate.
Specific responsibilities of the compensation committee include:
●
establishing and approving, and making recommendations to the board of directors regarding, performance
goals and objectives relevant to the compensation of our Chief Executive

Officer, evaluating the
performance of our Chief Executive Officer in light of those goals and objectives and setting, or
recommending to the full board of directors for approval, the Chief Executive

Officer’s compensation,
including incentive-based and equity-based compensation, based on that evaluation;
●
setting the compensation of our other executive officers,

based in part on recommendations of the Chief
Executive Officer;
●
exercising administrative authority under our equity incentive plans and employee benefit plans, which
authority may be delegated, to the extent permitted by law,

with respect to employees other than executive
officers;
●
establishing policies and making recommendations to the board of directors regarding director
compensation;

and

●
preparing a compensation committee report on executive compensation as may be required from time to
time to be included in our annual proxy statements or annual reports on Form

10-K filed with the SEC.
The compensation committee may consult with the Chief Executive

Officer when making decisions
regarding the compensation of executive officers (other

than the Chief Executive Officer).

To assist it in carrying

out its duties, the compensation committee has the authority to retain compensation consultants, outside counsel and other advisers. Before selecting any such consultant, counsel or advisor, the
compensation committee must review and consider the independence of such consultant, counsel or advisor in
accordance with applicable Nasdaq rules. We

must provide appropriate funding for payment of reasonable
compensation to any advisor retained by the compensation committee.

During 2021 in connection with our IPO, the Company engaged Willis

Towers Watson

to provide peer data
to be used by management and members of the compensation committee on the design of our post-IPO
compensation program.

More recently the Company engaged Alpine Rewards to consult and advise the committee
on compensation matters. The compensation committee takes into consideration the data and recommendations
provided by the consultants and the advice and recommendations of the

Chief Executive Officer and other directors,
but it retains absolute discretion as to whether to adopt such recommendations in whole or in part, as it deems
appropriate.
Nominating and Governance Committee
The nominating and governance committee consists of Peter Diamandis and Gabrielle Toledano.

The chair
of the nominating and governance committee is Mr.

Diamandis. The board of directors has determined that each
member of the nominating and governance committee satisfies the independence requirements under the listing
standards of Nasdaq.
Specific responsibilities of the nominating and governance committee include:
●
identifying and recommending director nominees, consistent with criteria approved by the board of
directors;
●
developing and recommending to the board of directors standards to be applied in making determinations
as to the absence of material relationships between us and a director;

and
●
developing and recommending corporate governance guidelines to the board of directors.
The nominating and governance committee operates under a written charter that satisfies the applicable
listing standards of Nasdaq.
Board and Board Committee Meetings and Attendance
During the fiscal year ended December 31, 2022, the board of directors met six times, the audit committee
met eight times, the compensation committee met three times and the nominating and governance committee met
two times. During the fiscal year ended December 31, 2022, each incumbent director attended at least 75% of the
aggregate of (i) all meetings of the board of directors and (ii) all meetings of the committees on which the director
served, during the period in which he or she served as a director.

Directors are also expected to attend our annual
meeting of stockholders.

All directors attended our stockholders meeting held on June 21, 2022.
Executive Sessions
Executive sessions, which are meetings of the independent, non

-management members of the board of
directors,

are regularly scheduled throughout the year.

In addition, at least twice a year, the independent directors meet in a private session that excludes management and any non-independent directors. The Chairperson or, in the
event that the Chairperson is not independent, the lead independent director presides at all meetings of independent
directors at which he or she is present.

Director Nominations Process
The nominating and governance committee is responsible for recommending candidates to serve on the
board of directors and its committees. In considering whether to recommend any particular candidate to serve on the

board of directors or its committees or for inclusion in the board of directors’

slate of recommended director
nominees for election at the annual meeting of stockholders, the nominating and governance committee considers
the criteria set forth in our nominating and governance committee charter

.

Specifically, the following

are the
minimum qualifications that candidates for the board of directors must possess:

all directors must be at least 21
years of age at the time they commence their term; all directors must possess a demonstrated reputation for integrity,
judgment, acumen and high professional and personal ethics; all directors should have relevant experience as
determined by the board of directors and/or nominating and governance committee from time to time, which may
include financial literacy and/or significant experience at the policy-making level in business, government or life
science sector; a majority of the board of directors and, unless otherwise determined by the board of directors, any
newly nominated non-employee candidates for the board of directors must satisfy the requirements established by
the our Corporate Governance Guidelines and, except as otherwise permitted by applicable phase in rules and
exemptions, the rules and regulations of the SEC and the listing standards of Nasdaq, to be considered an
“independent” director; all directors must also satisfy the requirements of Section 8 of the Clayton Antitrust Act of
1914;

and all directors must have the time, ability and willingness to make a constructive contribution to the board
of directors,

as well as a clear commitment to fulfilling their fiduciary duties and serving the interests of all the
Company’s stockholders

.

Incumbent directors are expected to regularly attend meetings (and are expected to attend
at least 75 percent of all board and committee meetings to which directors are required to attend), as well as the
annual meeting of stockholders, to stay informed about the Company and its businesses,

to participate in the
discussions of the board and its committees, to comply with the applicable

Company policies and to take an interest
in the Company’s businesses and

provide advice and counsel to the Chairperson of the board of directors and the
Chief Executive Officer.

As set forth in the Corporate Governance Guidelines, in evaluating director candidates, the
nominating and governance committee assesses the overall composition of the board of directors in light of the
Company’s current and expected

structure and business needs, in order to assure that the board of directors has the
appropriate combination and variety of experience, knowledge, skills, backgrounds,

viewpoints and tenure as
directors, as well as other qualifications, to carry out effectively the responsibilities of the board of directors. In light
of those assessments, the nominating

and governance committee may seek candidates with certain skills, professional experience, background and other qualities. New candidates for the board of directors should have
experience at a public company or other firm, in government or a non-profit institution or be considered an authority
on matters germane to the Company.

The nominating and governance committee also believes it would be desirable for new candidates to contribute to the variety of viewpoints on the board of directors,

which may be enhanced by a
mix of, among other things, different professional,

personal, gender and racial backgrounds and experiences. The nominating and governance committee strives to meet and exceed any legal requirements regarding board, executive
and employee diversity.

In addition to satisfying the independence requirements that apply to directors generally, the
nominating and governance committee believes that it would be desirable for new candidates for the board of
directors to satisfy the requirements for serving on the committees of the board of directors, as set forth in the
charters for those committees and applicable regulations. The nominating and governance committee believes it may
also be useful for candidates for the board of directors to have experience as a director of a widely-held public
company.
The board of directors is committed to fostering a culture of integrity,

inclusion, dignity and mutual respect
and believes that it is important for directors to represent diverse viewpoints and professional backgrounds and
experiences and, further, that the personal

backgrounds and qualifications of the directors, considered

as a group,
should provide a composite mix of experience, knowledge and abilities. It is the policy of the board of directors that
when searching for director nominees, the nominating and governance committee shall include qualified candidates
reflecting diversity of gender, race and/or ethnicity

in the pool from which nominees are considered.

In identifying prospective director candidates, the nominating and governance committee may seek
referrals from other members of the board of directors, management,

stockholders and other sources, including third
party recommendations. The nominating and governance committee uses the same criteria for evaluating candidates
regardless of the source of the referral or recommendation. When considering director candidates, the nominating
and governance committee seeks individuals with backgrounds and qualities that,

when combined with those of our
incumbent directors, provide a blend of skills and experience to further enhance the board of directors’
effectiveness. In connection with its annual recommendation of a slate of nominees, the nominating and governance
committee also may assess the contributions of those directors recommended for re-election in the context of the
board of directors evaluation process and other perceived needs of the board of directors.

All director nominees to be elected at the Annual Meeting, were each initially recommended for reelection
to the board of directors by other members of the board of directors and members of management.

In determining to nominate each director nominee at this Annual Meeting the nominating and governance
committee and Board evaluated each director nominee in accordance with our standard review process for director
candidates in connection with a director’s initial appointment and his or her nomination for election or re-election,
as applicable, at the Annual Meeting. Each member of the nominating and governance committee recused himself or
herself from discussion and voting with respect to his or her nomination.

When considering whether the director nominees have the experience,

qualifications, attributes and skills,
taken as a whole, to enable the board of directors to satisfy its oversight responsibilities effectively in light of our
business and structure, the board of directors focused primarily on the information discussed in each of the director
nominee’s biographical information

set forth above. We believe

that our directors provide an appropriate mix of
experience and skills relevant to the size and nature of our business. This process resulted in the board of directors’
nomination of the incumbent directors named in this Proxy Statement and proposed for election by our stockholders
at the Annual Meeting.
The nominating and governance committee will consider director candidates recommended by
stockholders, and such candidates will be considered and evaluated under the same criteria described above. Any
recommendation submitted to the Company should be in writing and should include any supporting material the
stockholder considers appropriate in support of that recommendation,

but must include information that would be
required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such
candidate and a written consent of the candidate to serve as one of our directors if elected and must otherwise
comply with the requirements under our Amended and Restated Bylaws (the

“Bylaws”) for stockholders to
recommend director nominees. Stockholders wishing to propose a candidate for consideration may do so by
following the requirements described under the caption “
Stockholder Proposals and Director

Nominations
”
elsewhere in this Proxy Statement.
Board Diversity
The board of directors believes that a diverse board is better able to effectively oversee our management
and strategy, and position

us to deliver long-term value for our stockholders. The board of directors considers
diversity, including

gender and ethnic diversity, as adding

to the overall mix of perspectives of the board of directors as a whole. With the assistance of the nominating

and governance committee, the board of directors regularly
reviews trends in board composition, including on director diversity.
The table below reports self-identified gender and demographic statistics for the board of directors, as
constituted prior to the Annual Meeting, in the format adopted by

Nasdaq.

Board Diversity Matrix (as of April 28, 2023)

Female Male
Total Number of

Directors
9

Part I: Gender Identity

Directors 3 6
Part II: Demographic Background

Asian 1
-

White 2 6
Board Role in Risk Oversight
The board of directors has overall responsibility for risk oversight, including, as part of regular board and
committee meetings, general oversight of executives’ management of risks relevant to the Company.

A fundamental
part of risk oversight is not only understanding the material risks a company faces and the steps management is
taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The
involvement of the board of directors in reviewing our business strategy is an integral aspect of the board of
directors’ assessment of management’s

tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. While the

full board of directors has overall responsibility for risk oversight, it is
supported in this function by its audit committee, compensation committee and nominating and governance
committee. Each of the committees regularly reports to the board of directors.

For example, during the fiscal year ended December 31, 2022, the board of directors devoted significant
time and attention to remediating material weakness in internal controls over financial reporting, operational risks,
and risks related to our balance sheet and liquidity.

The audit committee assists the board of directors in fulfilling its risk oversight responsibilities by
periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial
statements, the surveillance of administrative and financial controls,

our compliance with legal and regulatory
requirements and our enterprise risk management program (including,

without limitation, cybersecurity and data
protection). Through its regular meetings with management, including the finance, legal, internal audit, tax,
compliance, and information technology functions, the audit committee reviews and discusses significant areas of
our business and summarizes for the board of directors areas of risk and the appropriate mitigating factors. The
compensation committee assists the board of directors by overseeing and evaluating risks related to the Company’s
compensation structure and compensation programs, including the formulation, administration and regulatory
compliance with respect to compensation matters, and coordinating, along with the board of directors’ Chairperson,
succession planning discussions. The nominating and governance committee assists the board of directors by
overseeing and evaluating programs and risks associated with board organization, membership and structure, and
corporate governance. In addition, the board of directors receives periodic detailed operating performance reviews
from management.

Committee Charters and Corporate Governance Guidelines
Our Corporate Governance Guidelines, charters of the audit committee,

compensation committee and
nominating and governance committee and other corporate governance information are available under the
Corporate Governance section of the Investors page of our website located at
www.Vaxxinity.com , or by writing to
our General Counsel and Secretary at our offices at 505

Odyssey Way,

Merritt Island, FL 32953.

Code of Conduct and Ethics
We have adopted

a code of conduct and ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive

officer and principal financial officer.

Our Code of
Conduct is available under the Corporate Governance section of the Investors page of our website at
www.Vaxxinity

.com
. In addition, disclosures regarding any amendments to, or

waivers of, any provisions of our
Code of Conduct that apply to our directors, principal executive officer or principal financial officer will be included
in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless
website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of
The Nasdaq Stock Market.
Anti-Hedging Policy
The board of directors has adopted an Insider Trading

Policy, which applies to all of our directors,

officers,
employees, consultants, contractors and agents and others acting on behalf of the Company as well as all family
members of such persons and any entity over which such person or such other family members exercise or share
investment control.

The policy prohibits all such persons from engaging in short-term or speculative transactions
involving the Company’s securities whether

or not in possession of material non-public information. Prohibited transactions including short-selling, the purchase or sale of options of any kind

(e.g., puts, calls or other derivative
securities), pledging Company securities on margin or

incurring indebtedness secured by a margin or similar
account

in which Company securities are held. This applies to all such transactions involving our equity securities,
whether such securities were granted as compensation or are otherwise held,

directly or indirectly.
Communications with the Board of Directors
Any stockholder or any other interested party who desires to communicate with the board of directors, our
non-management directors or any specified individual director,

may do so by directing such correspondence to the
attention of the General

Counsel and Secretary,

Vaxxinity

,

Inc., 505 Odyssey Way,

Merritt Island, FL 32953. The
General Counsel and Secretary will forward the communication to the appropriate director or directors as
appropriate.

EXECUTIVE OFFICERS
The table below identifies and sets forth certain information regarding our executive officers as of April
28, 2023.
Executive Officer Age Position
Mei Mei Hu 40
Co-Founder, President, Chief Executive

Officer and Director
Louis Reese 41 Executive Chairman
Ulo Palm 66 Chief Medical Officer
René Paula Molina 45
Senior Vice President, Legal &

Business Affairs, General
Counsel and Secretary
Jason Pesile 49
Senior Vice President, Finance and

Accounting
See the section above titled “Nominees for Director – Information about

Director Nominees” for the biographies
of Mei Mei Hu and Louis Reese.
Ulo Palm

is our Chief Medical Officer.

Dr. Palm has served in this role for the Company

since September
2021. Before joining the Company,

Dr. Palm was the co-founder and Chief Medical

Officer of Ordaōs Bio, an AI
drug design company with the mission of using digital sciences, machine learning and AI to increase the speed and
efficacy of drug R&D from August 2020 until August 2021, and he now serves on its board of directors. Prior to
Ordaōs, Dr. Palm was a Senior Vice

President at Allergan from March 2015 to May 2020, where

he led Digital
Sciences and Global Drug Development Operations, and he also served as a Vice President and Senior

Vice
President at Forest Labs, a predecessor company of Allergan, beginning in 2008. Prior to joining Forest Labs, Dr.
Palm served as Global Head, Laboratory & Preclinical Quality Assurance and

Global Head of Clinical Operations
Oncology at Novartis and in various drug development roles at Schering-Plough and Bayer. He also served as the
Chair of the oversight committee and as Corporate Secretary on the board of directors of TransCelerate BioPharma
Inc. from December 2016 to May 2020. Dr.

Palm earned his M.D. and Ph.D. from the Free University of Berlin and a M.B.A. from the AKAD University of Applied Sciences in Rendsburg,

Germany.
René Paula Molina

is our Senior Vice President,

Legal & Business Affairs, General Counsel and
Secretary.

Mr. Paula has served as General

Counsel and Secretary for the Company since January 2021. Mr.

Paula
previously served as a consultant for the Company from November 2020 to January 2021. Prior to joining the
Company, Mr.

Paula was the Chief Operating Officer at Bionic Solution Inc. from

June 2018 to January 2021,
where he managed the finance and legal functions. Prior to joining Bionic, Mr.

Paula served in roles of increasing
responsibility for ABInBev and Zx Ventures

(the captive private equity and venture capital arm of ABInBev) from
July 2015 to April 2018. His career in corporate and legal affairs prior to joining ABInBev includes having worked
at the law firm of Cravath, Swaine & Moore LLP,

HSBC investment bank and Audible (Amazon’s

audiobook
division). Earlier in his career, Mr.

Paula worked with Deloitte & Touche

and obtained his certified public
accounting license (currently inactive). Mr.

Paula is a graduate of New York

University Stern School of Business,
where he earned a B.S. degree in Finance and Accounting, and Columbia

Law School, where he earned a J.D.
Jason Pesile

is our Senior Vice President, Finance

and Accounting. Mr. Pesile has served in

this role since
January 2022. Mr. Pesile is a finance

executive with twenty years of experience in the biopharmaceutical space

and
most recently served as Vice President

Finance, Corporate Controller at Beyond Spring Pharmaceuticals,

a
pharmaceutical research company,

from September 2020 to December 2021. Prior to that, Mr.

Pesile was the
Executive Director, Finance, at Progenics

Pharmaceuticals, Inc., a pharmaceutical research company,

from
November 2016 to July 2020. He has worked at multiple biopharma companies in the past ten years, where he led
various aspects of financial operations, including accounting, financial reporting, audit and financial planning.
Earlier in his career, Mr.

Pesile worked in management consulting, and as a global project manager at Schering-
Plough and Merck focused on post-merger integration.

Jason graduated from the Wharton School of the University

of Pennsylvania with a B.S. degree in Finance and holds an MBA from Columbia

Business School. He is a Certified
Public Accountant in the State of New Jersey.

EXECUTIVE COMPENSATION
Overview
This section discusses the material components of our 2022

compensation program for our principal executive
officer and next two most highly compensated executive officers who are named in the Summary Compensation
Table below.

These “named executive officers” or “NEOs” for 2022 are:
●
Mei Mei Hu, Co-Founder, President, Chief Executive

Officer and Director;
●
Dr. Ulo Palm, Chief Medical Officer

;

and
●
René Paula Molina,

Senior Vice President, Legal &

Business Affairs,

General Counsel and Secretary.
Summary Compensation Table
The following

table presents the

compensation for

services provided to

us by our

named executive officers
for the fiscal years ended December 31, 2022 and 2021.
Name and

Principal Position Year
Salary
($)
(1)
Bonus
($)
(2)
Option
Awards
($)
(3)
All Other
Compensation
($)
(4)
Total
($)
Mei Mei Hu
2022 400,000 135,662 — 16,069 551,731
Chief Executive Officer
2021 400,000 — 13,067,121 28,027 13,495,148
Ulo Palm
2022 450,000 135,000 376,000 — 961,000
Chief Medical Officer
2021 162,115 64,846 2,276,442 — 2,503,403
René Paula Molina
2022 362,500 108,750 — 8,878 480,128
Senior Vice President,
Legal and Business Affairs
(1) For 2021, Dr. Palm’s salary reflects a partial year of employment.
(2)
Ms. Hu was granted 73,928

options in lieu of a cash

bonus with respect to performance

during the fiscal year ended December

31, 2022.

The
amounts reported here represent the grant date fair value of stock options, calculated in accordance with Accounting

Standards Update 718,
“Compensation—Stock Compensation (Topic 718).” For additional information, see Notes

2 and 14 to our consolidated financial statements
included in the Annual Report.

The assumptions used in calculating the

grant date fair value of the stock

options reported in this table are

set
forth in the section of the Annual Report titled “Management’s Discussion and Analysis of Financial Condition

and Results of Operations—
Critical Accounting Policies and Estimates—Stock-Based Compensation.”
Ms. Hu did not receive a bonus with respect to

services performed for the fiscal year ended

December 31, 2021 because prior to the board of
directors or compensation committee

determining any bonuses for

that year she informed the

compensation committee that she

would decline
any bonus the committee might otherwise choose to award.
Mr. Palm’s

and Mr. Paula’s discretionary

bonuses for services performed in 2021 were paid in 2022, and discretionary bonuses for services performed in 2022 were paid in 2023.

(3)
The amounts reported here represent the grant

date fair value of stock options,

calculated in accordance with Accounting Standards Update
718,

“Compensation—Stock Compensation

(Topic

718).”

For

additional information,

see

Notes

2

and

14

to

our

consolidated

financial
statements included in the Annual Report. The assumptions used in calculating the grant date fair value of the stock options reported in this
table are set forth in

the section of the Annual Report

titled “
Management’s Discussion

and Analysis of Financial Condition and Results

of
Operations—Critical Accounting Policies and Estimates—Stock-Based

Compensation
.”
(4)
For Ms. Hu the

amounts shown represent

the aggregate incremental

cost of personal

use of our

corporate airplane. Aggregate

incremental
cost was

determined by

taking the

variable costs

to the

Company of

owning and

operating the

corporate airplane

in 2022

and 2021

and

multiplying it by a fraction which represents the portion

of the usage of the airplane in those years that was determined to be personal use by
Ms. Hu.

For Mr. Paula, the amounts shown represent the Company’s matching contributions to a retirement 401(k) plan.

Narrative Disclosure to Summary Compensation Table
The following describes the material elements of our compensation program for the fiscal year ended
December 31, 2022 as applicable to our NEOs and reflected in the Summary

Compensation Table

above. We
continue to evaluate our executive compensation program with the goal of aligning executive compensation with
stockholder interests. As a result of this evaluation, we expect to make changes to further enhance our compensation
practices,

and future changes may differ in several respects from

our historical program as described herein.

Base Salary
We use base salaries to recognize

the experience, skills, knowledge and responsibilities required for all our
employees, including our NEOs. Base salaries are determined based on the individual’s responsibilities,
performance, experience and what we determine is appropriate and necessary to retain key talent, taking into
consideration the other forms of compensation we provide.
During 2022, Ms. Hu’s base salary

was $400,000.

In the case of Dr. Palm, his base salary is set forth

in his
offer letter, described

in more detail below, and is $450,000

on an annualized basis.

Mr. Paula’s

base salary is set
forth in his offer letter, described

in more detail below,

and is currently $370,000 on an annualized basis.
Bonuses
None of our NEOs is contractually entitled to an annual bonus or other annual incentive compensation but
Dr. Palm and Mr.

Paula are eligible for an annual cash bonus targeted at 40% of base salary under their offer letters.
Ms. Hu received 73,928 options in lieu of a cash bonus for 2022.

Dr. Palm received a discretionary bonus of
$135,000 for 2022, and Mr. Paula

received a discretionary bonus of $108,750.

Employee Benefits and Perquisites
Our NEOs are eligible to participate in our health and welfare plans on the same terms and conditions as
provided to our full-time employees generally.

Additionally, in 2022

and 2021, the Company allowed our CEO to
have limited use of the corporate plane for personal travel, the costs of which were considered as part of their overall
compensation package from the Company and are disclosed in the Summary

Compensation Table

above.

Retirement Benefits
We maintain a 401(k)

plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Beginning in 2022, we offered

to match participant contributions to their individual
accounts 100% up to 4% of their base salary.

Mr. Paula received matching contributions

of $8,878.45 in 2022. We
do not provide deferred compensation, defined benefit pension or nonqualified defined contribution benefits for our
NEOs.

Employment Agreements
We currently

do not have a formal employment agreement or offer letter

with Ms. Hu.
We provided

Dr. Palm with an offer letter

in connection with the commencement of his employment,
which provides for at-will employment and sets forth his annual base salary of $450,000, eligibility for an annual
cash bonus targeted at 40% of his base salary and an initial grant of stock options with an aggregate date value of
$2,276,442.

For more information on such grant, see the table below under “
Outstanding Equity Awards

as of
December 31, 2022
” and its accompanying footnote disclosure. The offer letter also provides that

Dr. Palm will be
eligible to participate in our medical, dental

and vision plans.

We provided

Mr. Paula with an offer letter

in connection with the commencement of his employment,
which provides for at-will employment and sets forth an annual base salary of $325,000 (which salary has since
increased to $370,000), eligibility for an annual cash bonus targeted at 40% of his base salary and a grant of stock
options with an aggregate date value of $769,604. For more information on such grant, see the table below under
“
Outstanding Equity Awards

as of December 31, 2022
” and its accompanying footnote disclosure. The offer letter also provides that Mr. Paula will be eligible

to participate in our medical, dental and vision plans.
Long-Term

Incentive Awards
From time to time, we have granted stock options to our NEOs to purchase shares of our Class A common stock, each with an exercise price no less than the fair market value of a share of Class A common stock on the date
of grant.

For more information on the stock options granted to our NEOs, see the table below under “
Outstanding
Equity Awards

as of December 31, 2022
” and its accompanying footnote disclosure.
In the event an NEO terminates employment for any reason, all unvested stock options are forfeited. In the
event the termination is for “cause,” both vested and unvested stock options are forfeited.
Outstanding Equity Awards as of December 31, 2022

The

following

table presents

the

outstanding

equity

incentive

plan

awards

held

by each

named

executive
officer as of December 31, 2022.
Option Awards Stock Awards
Name Grant Date
Number of
Securities
Underlying
Unexercised
Options
Exercisable
(#)
Number of
Securities
Underlying
Unexercised
Options
Unexercisable
(#)
Number of
Securities
Underlying
Unexercised
Unearned
Options

(#)
Option
Exercise
Price Per
Share
($)
Option
Expiration
Date
Number of
Shares or Units of
Stock that have not
vested
(#)
Market Value
of Shares or
Units of Stock
that have not
vested
(5)

($)
Mei Mei Hu 03/28/2018
(1)
1,590,547 — 0.28 03/28/2028
01/26/2021
(2)
2,393,468 598,367 10.07 01/26/2026
01/26/2021
(3)
181,501 197,284 10.07 01/26/2031
Ulo Palm 11/11/2021
(1)
58,275 174,825 13.00 11/11/2031
03/15/2022
(4)
100,000 140,000
René Paula 01/25/2021
(1)
145,897 158,586 4.01 03/01/2031
11/11/2021
(1)
24,038 72,115 13.00 11/11/2031
(1)
These time-based options to purchase shares of our Class A

common stock are subject to a four-year time-vesting period, with 25% vesting one year after the

vesting commencement date and the

remainder vesting in equal installments each

month during remainder of the

vesting
period subject to continued service. The

vesting commencement date is January 1, 2018

for the options granted to Ms. Hu

and November 11,
2021 for the options granted to Dr. Palm, and January 25, 2021 and November 11, 2021 for the options granted to Mr. Paula.
(2)
These performance-vesting options to purchase shares of our Class B common stock are subject to performance-based conditions with 80%
vesting upon the closing of our IPO and the remaining

20% vesting if the Class A common stock maintains a

25% higher value than the IPO
offering price for 20

days out of any

consecutive 30-day period

subject to continued

service on the

vesting date. These

options were originally
issued by

a predecessor entity

prior to

the Reorganization

and converted

to options

to purchase our

Class A

common stock

following the
Reorganization. In August 2021,

the Company canceled the options

to purchase shares of

Class A common stock

in exchange for an

equal
number of options to purchase shares

of Class B common stock.

The options expire on the fifth anniversary

of the grant date. See “
Exchange
of

Options
”

below

and

Note

14

"
Equity

Incentive

Plans
"
of

the

consolidated

financial

statements

in

the

Annual

Report

for

additional
information. Class B common stock is convertible to

Class A common stock on a one-for-one basis and has no expiration date.

(3)
These time-based options to purchase shares of our Class B

common stock are subject to a four-year time-vesting period,

with 25% vesting
one year after

the grant date

and the remainder

vesting in equal

installments each month during

remainder of the

vesting period subject

to
continued service.

These options

were originally

issued by

a predecessor

entity prior

to the

Reorganization and

converted to

options to
purchase our Class A common stock following the Reorganization.

In August 2021, the Company canceled the options to purchase shares of
Class A common stock in exchange for an equal number of options to purchase shares of Class B common stock. The options expire on the
tenth anniversary of

the grant

date.

See “
Exchange of

Options
” below

and Note

14 "
Equity Incentive Plans "
of the

consolidated financial
statements in the Annual Report for additional

information. Class B common stock is convertible

to Class A common stock on a one-for-one
basis and has no expiration date.
(4)
These time-vesting restricted stock units

of our Class A common stock

are subject to a four-year time-vesting

period, with 100% vesting four
years after the grant date subject to continued service.
(5)
The market value of the stock awards is based on the closing price of our Class A common stock of $1.40 per share

on December 30, 2022.
Director Compensation
Our

board

of

directors

has

approved

a

policy

providing

for

annual

non-employee

director

compensation.
Under this policy,

each non-employee

director is eligible

to receive

cash and equity

compensation for

their services
on our Board

of Directors. Mei Mei

Hu, our President

and Chief Executive

Officer,

and Louis Reese, our

Executive
Chairman, are also members

of the board

of directors, but they

did not receive any

additional compensation for service
as a director.

The compensation earned by or

paid to Ms. Hu as a named

executive officer of Vaxxinity

for the fiscal
year

ended

December

31,

2022

is

set

forth

in

this

item

above

under

“
Executive

Compensation—Summary
Compensation Table .”
Each non-employee director is entitled to receive an annual retainer of $40,000, payable quarterly in arrears.
Any independent

director who

joins or

vacates the

board of

directors mid-year

will receive

a prorated

annual cash
retainer

during

the

director’s

year

of

service.

In

addition,

the

lead

independent

director

of

the

board

of

directors,
committee chairs

and committee

members are

entitled to

receive the

following additional

annual retainers,

payable
quarterly in arrears:
● $25,000 for the lead independent director;
● $20,000 for the chair of the audit committee;
● $15,000 for the chair of the compensation committee;
● $10,000 for the chair of the nominating and governance committee;
● $10,000 for each other member of the audit committee;
● $7,500 for each other member of the compensation committee; and
● $5,000 for each other member of the nominating and governance committee.
Some of

the directors

serving on

the board

of directors

in 2022

voluntarily agreed

to waive

their rights

to
cash retainers for their service during 2022 (see “2022 Director Compensation”

table below).
Each

non-employee

director

continuing

in

service

after

each

of

our

annual

stockholder

meetings

will
automatically be granted

a number of

stock options to

purchase shares of

our Class A common

stock determined by
dividing $270,000 by the 50-day moving average price of our

Class A common stock. Such annual grants will vest

on
the earliest of (1) the one-year anniversary of the grant date (or applicable service start date for any director appointed
between

annual

stockholder

meetings),

(2)

the

following

year’s

annual

stockholder

meeting,

and

(3)

a

“change

of
control”

(as defined in the 2021 Omnibus Incentive Compensation Plan (the “New 2021 Plan”)), in each case, subject to such non-employee director’s continued service in

such capacity through the vesting date.
We

intend to

periodically evaluate

the terms of

compensation of

our non-employee

directors as part

of our
regular review of our overall compensation strategy.
Stock options granted

to our non-employee

directors under the

program have an

exercise price equal

to the
fair market value of our common stock on the date of grant and expire not later than ten years after the date of grant.

2022 Director Compensation
The following table sets forth the compensation earned by our directors for their service on the board of
directors during 2022:
Name
(1)
Fees Earned
or Paid in
Cash
($)
(2)
Option

Awards
($)
(3)
All Other
Compensation
($)
(4)
Total
($)
Gregory

R. Blatt
— 198,692 — 198,692
James Chui
— 198,692 — 198,692
Peter Diamandis
— 198,692 — 198,692
George Hornig
60,000 501,478 — 561,478
Peter Powchik
— 502,031 — 502,031
Louis Reese
— 113,052 82,736 195,788
(1)
Excludes

Ms.

Eade,

Mr.

Ogilvie,

Mr.

Smith

and

Ms.

Toledano

who

did

not

serve

as

directors

in

2022.

Please

see

“—Summary

Compensation Table” for compensation paid to Ms. Hu.
(2)
Mr. Blatt, Mr.

Chui, Mr. Diamandis and Mr.

Powchik voluntarily agreed to waive their rights to cash retainers for their board services in 2022.

(3)
The amounts reported reflect the grant date fair

value of stock options computed in accordance with ASC

718. We provide information
regarding the assumptions used

to calculate the

value of the

option awards in

Note 14 to

our consolidated financial statements

in the
Annual Report.
Any awards

originally granted

as stock

options to

purchase common

shares of

UNS or

COVAXX

for service

as a
director of UNS or

COVAXX were terminated and substituted with an

option to purchase shares

of Class A common

stock of Vaxxinity
in

connection

with

the

Reorganization.

See

Note

1

to

our

consolidated

financial

statements

in

the

Annual

Report

for

additional
information. The following table shows the

aggregate number of shares subject

to options held by each of our

directors as of December
31, 2022:
Number of Class A Stock Options
Held at Fiscal Year-End
Number of Class B Stock Options
Held at Fiscal Year-End
Louis Reese 2,346,709 2,991,835
Mei Mei Hu 1,590,547 3,370,620
Peter Diamandis 1,436,375 —
George Hornig 197,140 —
Peter Powchik 223,373 —
(4)
For Mr. Reese, consists of (i)

$66,667 of salary earned by

Mr. Reese as Executive Chairman

and (ii) $16,609 representing

the aggregate
incremental cost of personal use of

our corporate airplane. Aggregate incremental cost was

determined by taking the variable costs

to
the Company of owning

and operating the corporate

airplane in 2022 and

multiplying it by a

fraction which represents the portion

of
the usage of the airplane that was determined to be personal use by Mr. Reese.
STOCK OWNERSHIP
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information relating to the beneficial ownership of our Class A common
stock and Class B common stock as of April 21, 2023 for:

●
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common
stock outstanding;
● each of our directors;
● each of our named executive officers for 2022; and
● all directors and executive officers as a group.
Except as noted by footnote, and subject to community property laws where applicable,

based on the
information provided to us, we believe that the persons and entities named in the table below have sole voting and
investment power with respect to all shares shown as beneficially owned by them.
The beneficial ownership
percentages set forth in the table below are based on 11

2,190,162 shares of Class A common stock and 13,874,132
shares of Class B common stock outstanding as of April 21, 2023. Unless otherwise indicated by footnote below,

the
address for each beneficial owner listed is c/o Vaxxinity,

Inc.,
505 Odyssey Way,

Merritt Island, FL 32953.
Name of Beneficial Owners
Shares Beneficially Owned
(1)
Percentage
of Total
Voting
Power**
Class A Class B
No. % No. %
Directors and Executive Officers:
Mei Mei Hu
(2)
62,442,800
49.2

%
14,482,366
87.8

%
69.8%
Louis Reese
(3)
2,861,716 2.5% 6,348,980 39.0% 15.9%
Ulo Palm
(4)
95,575 * — — *
Ren
é

Paula Molina
(5)
220,959
*
— — *
Peter Diamandis
(6)
1,609,010 1.4% 1,099,915 7.9% 4.6%
Katherine Eade — — — — *
George Hornig
(7)
151,838 — — — *
Landon Ogilvie
(8)
32,850 * — — *
Peter Powchik
(9)
386,440 * — — *
James Smith
(10)
62,260 * — — *
Gabrielle Toledano — — — — *
All directors and executive officers as a group (12 persons)
(11)
58,879,267 49.0% 15,582,281 82.5% 63.2%
Five Percent Holders:
United Biomedical, Inc.
(12)
57,877,859 50.7% — — 22.3%
Entities affiliated with Primer Movers Lab Fund I LP
(13)
17,254,728
15.4

%
— — 6.9%
*

Represents beneficial ownership or voting power, as applicable, of less than one percent of our outstanding shares of common stock.
**

Represents the voting

power with respect

to all shares

of our Class A

common stock and

Class B common stock,

voting as a single

class.
Each share of Class A common stock will be entitled to one vote per share and each share of Class B common stock will be entitled to ten votes per share. Holders of our Class A common stock

and Class B common stock will vote together as a

single class on all matters
presented to our stockholders for their vote or approval,

except as otherwise required by applicable law or our

Charter.
(1)
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has

beneficial ownership
of

a

security if

he,

she or

it

possesses sole

or

shared voting

or

investment power

over that

security.

Under those

rules, beneficial
ownership includes

securities that the

individual or

entity has

the right

to acquire,

such as

through the

exercise of

warrants or

stock
options or

the vesting of

restricted stock units

within 60 days.

Shares subject to

warrants or options

that are currently

exercisable or
exercisable within 60 days or

restricted stock units that vest within

60 days are considered outstanding and

beneficially owned by the
person holding such warrants,

options or restricted stock

units for the purpose

of computing the percentage

ownership of that person

but
are not treated as outstanding for the purpose of computing

the percentage ownership of any other person.

(2)
Consists of

(i) 5,518,961 shares

of Class

B

common stock

held by

Ms. Hu,

(ii) 271,655 shares

of

Class A

common stock

held by
Blackfoot Healthcare Ventures

LLC (“Blackfoot”), (iii) 4,212,495

shares of Class

A common stock

held by United

Biomedical Inc.,
Asia

(“UBIA”)

over

which

Ms.

Hu

has

shared

voting

power,

(iv)

2,572,561

shares

of

Class

A

common

stock

subject

to

options
exercisable within 60 days of

April 21, 2023, (v) 2,393,468

shares of Class B

common stock subject to options

exercisable within 60
days of April

21, 2023 and,

without duplication, (vi) the

shares of common

stock subject to the

Voting

Agreement that are disclosed
under footnotes (3) and (12), pursuant

to which Ms. Hu holds irrevocable proxies.

Ms. Hu and Mr.

Reese are the sole shareholders of
Blackfoot and may therefore be deemed to

beneficially own the securities held by Blackfoot. We do not believe that the parties to these
voting agreements constitute a

“group” under Section 13 of

the Exchange Act, as Ms.

Hu exercises voting control

over these shares. All
of the shares

identified in this

footnote are subject

to the Voting

Agreement, which is

further described under “
Certain Transactions
with Related

Persons—Voting

Agreement.
” Except

as set

forth in

this footnote,

Ms. Hu has

no voting

or investment

power over

the
securities beneficially owned by the other parties to the Voting Agreement and disclaims beneficial ownership of such securities.
(3) Consists of (i) 17,500 shares of Class A common stock held by Mr. Reese, (ii) 3,955,512 shares of Class B common stock held by Mr.
Reese, (iii) 271,655

shares of

Class A

common stock

held by

Blackfoot,

(iv) 2,597,660 shares

of Class

A common

stock subject

to
options exercisable within 60 days of April 21, 2023

and (v) 2,393,468 shares of Class B common stock subject to options exercisable within 60

days

of

April 21,

2023. Ms.

Hu

and Mr.

Reese are

the

sole shareholders

of

Blackfoot and

may therefore

be deemed

to
beneficially own the

securities held by

Blackfoot. All of

the shares identified

in this footnote

are subject to

the Voting Agreement, which
is

further

described

under

“
Certain

Transactions

with

Related

Persons—Voting

Agreement
.”

Except

as

set

forth

in

this

footnote,
Mr. Reese has no voting or

investment power over the securities beneficially owned by the other parties to the Voting

Agreement and
disclaims beneficial ownership of such securities.
(4)
Consists of

(i) 450 shares

held by Dr.

Palm’s spouse

and (ii) 95,125

shares of Class

A common stock

subject to options

exercisable
within 60 days of April 21, 2023.
(5)
Consists of 220,959 shares of Class A common stock subject

to options exercisable within 60 days of April 21, 2023.
(6)
Consists of (i) 430,604 shares of Class

A common stock held by Mr.

Diamandis,

(ii) 13,824 shares of Class A common

stock held by
the spouse

of Mr.

Diamandis, (iii)

1,099,915 shares

of Class

B common

stock and

(iv) 1,164,582

shares of

Class A

common stock
subject to options exercisable within 60 days of April 21, 2023.
(7)
Consists of 151,838 shares of Class A common stock subject

to options exercisable within 60 days of April 21, 2023.
(8)
Consists of an aggregate 32,850 shares of Class A common stock held by various members of Mr.

Ogilvie’s family and for which Mr.
Ogilvie has voting and investment power.
(9)
Consists of (i) 225,858 shares of

Class A common stock held by

Mr. Powchik and (ii) 160,582 shares of Class A

common stock subject
to options exercisable within 60 days of April 21, 2023.
(10)
Consists of (i) 8,058 shares

of Class A common stock held

by Mr. Smith

and (ii) 54,202 shares of

Class A common stock held by

IO
Fund, LLC for which Mr.

Smith shares voting and investment power.

Mr. Smith disclaims beneficial

ownership of the securities held
by IO Fund, LLC except to the extent of his pecuniary

interest therein.
(11)
In addition

to the

directors and

named executive officers

included in

this table,

also includes

securities beneficially owned

by Jason
Pesile. Consists of

(i) 52,792,345 shares

of Class

A common stock,

(ii) 10,574,388 shares

of Class B

common stock, (iii)

6,086,922
shares of Class A common stock

subject to options exercisable within 60 days

of April 21, 2023 and

(iv) 5,007,893 shares of Class B
common stock subject to options exercisable within 60 days

of April 21, 2023.
(12)
Consists of (i) 51,737,344 shares of Class A common stock held by UBI,

(ii) 1,928,020 shares of Class A common stock issuable upon
the exercise of the

UBI Warrant and

(iii) 4,212,495 shares of Class A common

stock held by UBIA. UBI

is a majority shareholder in
UBIA and may be deemed

to share voting and investment

power over the securities held by

UBIA. Ms. Hu, Mr.

Reese and Ms. Hu’s
father Nean Hu,

together as a

group, control more

than 50% of

the equity interests

of UBI, and

together hold voting

and investment
control of all shares held by UBI.

Under the so-called “rule of three,” if voting

and dispositive decisions regarding an entity’s securities
are made by three or more

individuals, and a voting or

dispositive decision requires the approval

of a majority of those

individuals, then
none of the

individuals is deemed

a beneficial

owner of the

entity’s securities. Each

of Ms. Hu, Mr. Reese and

Mr. Hu expressly disclaim
beneficial ownership of such shares, except to the extent of their respective pecuniary interest. All of the shares identified in clauses (i)
and (ii) of this footnote will be subject to

the Voting

Agreement, which is further described under “
Certain Transactions with Related
Persons—Voting Agreement
.” Except as

set forth in

this footnote, UBI

has no voting

or investment power

over the securities

beneficially
owned by the other parties to the Voting Agreement and disclaims beneficial ownership of such securities. The mailing address of UBI
is 2622 Commerce Street, Dallas TX 75226-1402.
(13)
Consists of (i) 9,169,589 shares

of Class A common

stock held by Prime

Movers Lab Fund I

LP (“PML”), (ii) 3,615,038 shares

of Class
A common stock

held by Prime

Movers Growth Fund

I LP (“PMG”),

(iii) 2,160,502 shares

of Class A

common stock

held by COVAXX
PML SPV 1

LP (“PML SPV 1”),

(iv) 836,499 shares of Class

A common stock held

by COVAXX

PML SPV 2 LP

(“PMV SPV 2”)
and (v) 1,473,100 shares of Class A common stock held by COVAXX

PML SPV 3 LP (“PML SPV 3”). Prime Movers Lab GP I LLC
(“PML GP I”) is the general partner

of PML and PML SPV 1.

Prime Movers Lab GP II LLC (“PML GP

II”) is the general partner of
PML SPV 2 and PML

SPV 3. Prime Movers Growth

GP I LLC (“PMG GP”)

is the general partner

of PMG. Dakin Sloss is

the manager
of PML GP I, PML GP II and PMG GP, and may be deemed to beneficially own the securities held by PML, PMG,

PML SPV 1, PML
SPV 2 and PML SPV 3.

The mailing address of PML, PMG, PML

SPV 1, PML SPV 2 and

PML SPV 3 is P.O.

Box 12829, Jackson,
WY 83002.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes certain information, as of December 31, 2022 , relating to our equity compensation plans, which were approved by the Company’s

stockholders. See Note 14
of the consolidated
financial statements in the Annual Report for a summary of our equity compensation plan.
Equity Compensation Plan Information
Plan Category
Number of securities
to be issued upon
exercise of
outstanding options,
warrants and rights
(a)
Weighted-average
exercise price of
outstanding options,
warrants and rights
(b)
Number of securities
remaining available for
future issuance under
equity compensation plans
(excluding securities
reflected in column (a))
(c)
Equity compensation
plans approved by security
holders
20,716,760
(1)
$
5.00 8,364,003
(2)
Total
20,716,760
$
5.00 8,364,003
(1)
Consists of

outstanding options

for 14,054,305 shares

of Class

A common stock,

300,000 restricted

stock units of

Class A

common
stock and outstanding options for 6,362,455 shares of Class

B stock, of which 9,830,751 Class A and

4,968,437 Class B options were
exercisable, respectively.

(2)
Consists of 6,064,003

shares reserved

and remaining available

for future awards

under the New

2021 Plan and

2,300,000 shares reserved
and remaining available for issuance under the ESPP. The reserve for the New 2021 Plan automatically increases each year on January
1st, beginning on January 1, 2023 and

ending (and including) January 1, 2030, by the

lesser of (i) 4% of the outstanding

shares of the
Company’s

common stock

on the

immediately preceding

December 31,

(ii) the

number of

shares determined

by the

Compensation
Committee, if

any such

determination is

made, and

(iii) the

number of

shares underlying

any awards

granted during

the preceding
calendar year, net of

the shares underlying awards canceled or forfeited under

the New 2021 Plan. On January

1, 2023, in accordance
with the automatic “evergreen” provision of the New 2021 Plan, the maximum number of shares that can be issued under the plan was increased to 11,550,309.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires executive officers, directors and persons who own more than
10% of a registered class of our equity securities to file reports of ownership with the Securities and Exchange
Commission (the “SEC”). Based solely on our review of the copies of such forms received by us, we believe that
during the fiscal year ended December 31, 2022, all filing requirements were timely satisfied, except a late Form 4
was filed for Farshad Guirakhoo, our former Chief Scientific Officer,

two late Form 4s were filed for Peter
Diamandis, a late Form 3 was filed for Peter Diamandis and a late Form 4 filed for Jason Pesile.

CERTAIN

TRANSACTIONS WITH RELATED

PERSONS
Other than compensation arrangements for our executive officers and directors which are described
elsewhere in this Proxy Statement, below we describe transactions since January

1, 2021 to which we were or will
be a participant and in which:
● the amounts involved exceeded or will exceed $120,000; and
●
any of our directors, executive officers or holders of more than 5%

of our outstanding voting securities, or
any member of the immediate family of, or person sharing the household with, the foregoing persons, had
or will have a direct or indirect material interest.

Policies and Procedures on Transactions with Related Persons
The board of directors has adopted

a related person transaction policy in writing

setting forth the policies and
procedures for the

identification, review, and approval or

ratification of related

person transactions. This

policy covers,
with certain exceptions set forth in the policy consistent with

Item 404 of Regulation S-K under the Securities Act of
1933,

as

amended

(the

“Securities

Act”),

any

transaction,

arrangement

or

relationship,

or

any

series

of

similar
transactions, arrangements or

relationships, where the

amount involved will or

may be expected

to exceed $100,000
and

in which

we were

or are

to be

a participant

and a

related person

had or

will have

a direct

or indirect

interest,
including purchases

of goods

or services

by or

from the

related person

or entities

in which

the related

person has

a
material interest, indebtedness and guarantees of indebtedness. In reviewing and approving any such transactions, the audit committee

will consider

all relevant

facts and

circumstances as

appropriate,

including, but

not limited

to, the
business reasons for the Company to enter into the

transaction and the risks, costs and the availability

of other sources
of comparable services or products.
Our Relationship with UBI
Our Vaxxine

Platform utilizes a peptide vaccine technology first developed by UBI for animal use and subsequently refined over the last two decades. UBI initiated the development of this technology for human use; the
business focused on human use was then separated from UBI through two separate transactions: a spin-out from
UBI in 2014 of operations focused on developing chronic disease product candidates that resulted in UNS, and a
second spin-out from UBI in 2020 of operations focused on the development of a COVID-19 vaccine that resulted in
COVAXX.

The combination of UNS and COVAXX

in March 2021 resulted in our current company,

Vaxxinity.
Ms. Hu and Mr. Reese serve on the

executive committee of UBI. Ms. Hu, Mr.

Reese and Ms. Hu’s mother and
father, collectively hold voting and

investment control over UBI. Following the spin-out transactions, UBI continues to be a commercial partner for the Company and one of our principal stockholders.
As of April 21, 2023, UBI held 51,737,344 shares of our Class A common stock,

representing
approximately 20.62% of the total voting power of our capital stock, UBIA held

4,212,495 shares of our Class A
common stock, representing approximately 1.68% of the voting power of our capital stock, and Dr. Wang

(UBI’s
founder and mother of Ms. Hu) held 1,881,173 shares of our Class A common stock and 3,299,744 shares of our
Class B common stock, representing an aggregate of approximately 13.90%

of the total voting power of our capital
stock. UBI also has a warrant

to purchase 1,928,020 shares of our Class A common stock. As of April

21, 2023, all
1,928,020 shares of Class A common stock underlying the UBI Warrant are exercisable at an exercise price of
$12.45 per share (subject to adjustment pursuant thereto), and are not subject to vesting. The UBI Warrant

has a
term of five years. Ms. Hu, Mr.

Reese, one of their affiliates and UBI are also party to the Voting

Agreement
providing Ms. Hu with the authority (and irrevocable proxies) to vote the shares of capital stock held by such
persons at her discretion on all matters to be voted upon by stockholders. See the section below entitled “
Voting
Agreement .”
Commercial Agreements
We are party

to a Platform License Agreement,

dated as of August 5, 2021, with UBI and certain of its
affiliates (collectively,

the “Licensors”) pursuant to which Vaxxinity

obtained a worldwide, sublicensable, perpetual,
fully paid-up, royalty-free license under certain patents and know-how owned or otherwise controlled by the
Licensors. We granted

UBI the UBI Warrant as partial

consideration for the license.

While we continue to take steps to separate our operations from those of UBI and currently anticipate
taking additional steps to lessen our dependence, we still have certain ongoing commercial relationships with UBI
and its affiliates for the provision of manufacturing services.

Total amounts due

under these agreements as of
December 31, 2022 were approximately $17.1 million, including

$4.2 million owed under an unsecured promissory
note entered into with UBI in October 2022. Total

service fees incurred under these agreements for the years ended
December 31, 2022 and 2021 were approximately $4.2 million and $35.4 million, respectively.

For further information about these commercial agreements, please refer to our Annual Report on Form 10-
K for the fiscal year ended December 31, 2022.

The Reorganization
The combination of UNS and COVAXX

in March of 2021 was effected in accordance with the
Contribution and Exchange Agreement, pursuant to which

the outstanding equity interests of UNS and COVAXX
were contributed to Vaxxinity

in return for equity interests of Vaxxinity

resulting in UNS and COVAXX

becoming
wholly-owned subsidiaries of Vaxxinity.

In connection with the Reorganization, (i) all outstanding

shares of UNS
and COVAXX

preferred stock and common stock were contributed to Vaxxinity and exchanged for an aggregate of
57,702,458 shares of our Class A common stock, 10,999,149 shares of our

Class B common stock and 58,175,751
shares of our Series A preferred stock, (ii) the outstanding options to purchase shares of

UNS and COVAXX
common stock were terminated and substituted with options to purchase an aggregate of 19,712,504 shares of our
Class A common stock, (iii) the outstanding warrant to purchase shares of COVAXX common stock was cancelled
and exchanged for a warrant, which was exercisable for 128,702 shares of our Class A common stock (the “Reorg.
Warrant”),

and (iv) the outstanding Convertible Notes and the Related Note (as such terms are defined below) were
contributed to Vaxxinity

and the former holders of such notes received an aggregate of 4,047,344 shares of our
Series A preferred stock. All shares of our Series A preferred stock converted into shares of our Class A common
stock concurrently with the closing of the IPO and the Reorg.

Warrant was automatically

exercised on a cashless
basis in connection with the IPO.
Investors’ Rights Agreement
We were party

to an Amended and Restated Investors’ Rights Agreement, dated as of March 17,

2021 (the
“Investors’ Rights Agreement”), with certain holders of our capital stock, including entities affiliated with UBI and
Prime Movers Lab Fund I LLC (“Prime Movers”). This agreement grant ed,

among other things, customary
“demand” registration and “piggyback” registration rights, information rights and rights to future stock issuances of
the Company to certain holders of our capital stock. In connection with the

IPO, the holders of our capital stock
waived their “piggyback” registration rights, terminated

the Investors’ Rights Agreement and entered into a new
registration rights agreement (the “Registration Rights Agreement”)

with us and certain other holders of our capital
stock. See the paragraph in this section below titled “ Registration Rights ” for additional information regarding these registration rights.
Pre-IPO Voting

Agreement
We were party

to a voting agreement, pursuant to which certain holders of our capital stock, including
Ms. Hu, Mr. Reese and entities affiliated

with UBI and Prime Movers, agreed to the manner in which they would vote their shares on certain matters, including the election of directors. This voting agreement terminated

in
accordance with its terms in connection with the closing of the IPO.
Right of First Refusal and Co-Sale Agreement
We were party

to an Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of
March 17, 2021 (the “Right of First Refusal and Co-Sale Agreement”),

with certain of our stockholders, including
Ms. Hu, Mr. Reese and entities affiliated

with UBI and Prime Movers, under which we had a right of first refusal, and certain of our stockholders party thereto had a right of first refusal and co-sale, with respect to shares of capital
stock that holders of our Class B common stock and UBI propose to sell to third parties.

The Right of First Refusal
Agreement terminated

in accordance with its terms in connection with the closing of the IPO.
Voting

Agreement
Our principal stockholders (Ms. Hu, Mr.

Reese, one of their affiliates and UBI) entered into a voting agreement on October 1, 2021 (the “Voting

Agreement”). We are not

a party to the Voting

Agreement. The Voting
Agreement provides the proxyholder,

Ms. Hu, with the authority (and irrevocable proxies) to direct the vote and vote the shares of capital stock held by the principal stockholders at her discretion on all matters to be voted upon by
stockholders. The Voting

Agreement does not restrict any of the principal stockholders from transferring any shares of our capital stock and, if any such shares of capital stock are transferred, there is no obligation for the transferee to

join the Voting

Agreement (unless the transferee is a controlled affiliate or family member (or an entity or trust
whose beneficial owner or primary beneficiary is a family member) of one of the parties to the Voting

Agreement).
Mr. Reese will replace Ms. Hu as the

proxyholder under the Voting

Agreement upon the earliest of (i) Ms.
Hu’s death, (ii) a determination

by a court that Ms. Hu is permanently and totally disabled (as determined by a court
of competent jurisdiction) and (iii) six months after the later of Ms. Hu ceasing to be (x) Chief Executive Officer and
(y) Actively Engaged (as defined below) (the “Replacement Date”); provided that the Replacement Date will be the
date on which Ms. Hu ceases to be Actively Engaged if Ms. Hu is not then Chief Executive Officer and Ms. Hu
ceases to be Actively Engaged pursuant to clause (B) of the definition of Actively

Engaged below. For purposes of
the Voting

Agreement, “Actively Engaged” means, on the date of determination, Ms. Hu (A) is then a director of the
Company and (B) has not sold, or otherwise disposed for pecuniary gain, shares of Class B common stock in excess
of 65% of the Class B common stock she held on the date of the Voting

Agreement.
The Voting

Agreement will terminate upon the earliest to occur of the following: (i) the liquidation, dissolution or winding up of the Company; (ii) the execution by the Company of a general assignment for the benefit
of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company;
(iii) the unilateral decision of the then current proxyholder (in such person’s sole discretion) to terminate the Voting
Agreement, subject to a 30-day notice period; (iv) on the Replacement Date, if Mr.

Reese is then (x) deceased, (y)
determined by a court to be permanently and totally disabled or (z) not a director of the Company; or (v) after the
Replacement Date, upon the earliest to occur of Mr.

Reese’s death, permanent and total disability

(as determined by
a court of competent jurisdiction) or ceasing to be director of the Company.

Registration Rights
In connection with the IPO, we and certain of our existing stockholders entered into a Registration Rights
Agreement pursuant to which certain holders of our capital stock are entitled to rights with respect to the registration
of their shares under the Securities Act. The registration rights will terminate upon the earlier of (i) with respect to
any stockholder party thereto who then holds less than five percent of the then-outstanding common stock in the
Company such time after the completion of the IPO as Rule 144 or another similar exemption under the Securities
Act is available for the sale of all of such stockholder’s shares without limitation during a three-month period
without registration and (ii) four years following the completion of the IPO.

We will generally pay

the registration
expenses (other than underwriting discounts and selling commissions),

including the reasonable fees and
disbursements, not to exceed $50,000 of one counsel, of the holders of the securities registered pursuant to the
registrations described below.

S-1 Demand Registration Rights
Certain holders of Class A common

stock (including shares received upon conversion of shares of Class B common stock) are entitled to certain Form S-1 demand registration rights.

Beginning 180 days after the date of the
final prospectus relating to the IPO, the holders of a majority of the registrable securities then outstanding may make
a written request that we register the offer and sale of their shares on a registration statement on Form S-1. Such
request for registration must cover at least 30% of the registrable securities then outstanding. We

are obligated to
effect only one such registration. If we determine that it would be materially detrimental to us and our stockholders
to effect such a demand registration, we have the right to defer such registration,

not more than once in any 12-
month period, for a period of up to 120 days. In addition, we are not required to effect a demand registration during
the period beginning 60 days prior to our good faith estimate of the date of the filing and ending on a date 180 days
following the effectiveness of a registration statement initiated by us. In an underwritten public offering, the
underwriters have the right, subject to specified conditions, to limit the number of shares that such holders may
include for registration.
S-3 Registration Rights
Certain holders of Class A common stock (including shares received upon conversion of shares of Class B
common stock) are entitled to certain Form S-3 demand registration rights.

The holders of at least 20% of the
registrable securities then outstanding may make a written request that we register the offer and sale of their shares

on a registration statement on Form S-3 if we are eligible to file a registration statement on Form S-3, so long as the
request covers securities the anticipated aggregate offering price of which, net of underwriting discounts, selling
commissions and other selling expenses, is at least $3.0 million. These stockholders may make an unlimited number
of requests for registration on Form S-3. However,

we are not required to effect a registration on Form S-3 if we have effected two such registrations within the 12-month

period preceding the date of the request. Additionally,

if
we determine that it would be materially detrimental to us and our stockholders to effect such a registration, we have
the right to defer such registration, not more than once in any 12-month period, for a period of up to 120 days.
Further, we are not required to effect

a demand registration during the period beginning 30 days prior to our good faith estimate of the filing of and ending on a date 90 days following the effectiveness of a registration statement
initiated by us. In an underwritten public offering, the underwriters have the right, subject to specified conditions, to
limit the number of shares that such holders may include for registration.
Piggyback Registration Rights
The Registration Rights Agreement provides that if we propose to register the offer and sale of our
common stock under the Securities Act, in connection with the public offering of such common stock, certain
holders of Class A common stock (including shares received upon conversion of shares of Class B common stock)
will be entitled to certain “piggyback” registration rights allowing the holders to include their shares in such
registration, subject to certain marketing and other limitations. As a result, whenever we propose to file a
registration statement under the Securities Act, other than with respect to (i)

a registration related to the sale or grant
of securities to our employees or a subsidiary’s

employees pursuant to a stock option, stock purchase, equity incentive or similar plan, (ii) a registration relating to an SEC Rule 145 transaction,

(iii) a registration on any
registration form that does not include substantially the same information as would be required to be included in a
registration statement covering the sale of our registrable securities or (iv)

a registration in which the only common
stock being offered is common stock issuable upon conversion of debt securities that are also being registered, the
holders of these registrable securities are entitled to notice of the registration and have the right, subject to certain
limitations, to include their shares in the registration. We have the right to terminate or withdraw any registration
initiated pursuant to such “piggyback registration” rights described above before the effective date of such
registration, whether or not any stockholder has elected to include shares of their common stock in such registration.
In an underwritten public offering, the underwriters have

the right, subject to specified conditions, to limit the
number of shares that such holders may include for registration.
Financings and Other Transactions
In the past, we and our predecessor entities have also entered into various other financing arrangements,
service agreements and other related party transactions which are summarized below.
Financings
From 2018 through the Reorganization, we borrowed an

aggregate of $24.5 million through the issuance of
convertible notes (the “Convertible Notes”) which accrued interest at annual rates ranging from 4.8% to 6%. In
March 2021, in connection with the Reorganization, each

Convertible Note that was outstanding immediately prior
to the Reorganization was contributed to the Company and the former holders of the Convertible Notes received
shares of our Series A preferred stock. These issuances included:
●
a Convertible Note in the amount of $0.5 million issued to an entity affiliated with a family member of Mr.
Reese that was converted into 104,728 shares of Series A preferred stock in connection with the
Reorganization;
●
Convertible Notes in the aggregate amount of $10.0 million issued to entities affiliated with Mr. James
Chui, a former director, that were converted

into 1,958,838 shares of Series A preferred stock in connection with the Reorganization; and
●
a Convertible Note in the amount of $2.0 million issued to UBI that was converted into 384,410 shares of
Series A preferred stock in connection with the Reorganization.

From December 2018 to September 2019, we borrowed an aggregate of

$2.0 million from Ms. Hu,
Mr. Reese and an entity affiliated

with both of them (the “Related Note”). The initial $1.5 million tranche closed in
December 2018 and the remaining two tranches closed in 2019. The Related Note accrued interest at an annual rate
of 5%. In March 2021, in connection with the Reorganization,

the Related Note was contributed to the Company and
the entity affiliated with Ms. Hu and Mr.

Reese received 422,696 shares of Series A preferred stock in the Company.
In November 2019, we borrowed $0.1 million from Ms. Hu (the “Executive

Note”). No formal loan
agreement was executed for the Executive Note. However,

the Company has elected to accrue interest at an annual
rate of 5%, consistent with the terms and conditions of the Convertible

Notes and the Related Note, which was the
closest benchmark the Company could evaluate. We

repaid the Executive Note in August 2021.
Subsequent to the Reorganization, we continued to finance our operations through the issuance of
15,365,574 shares of our Series B preferred stock at a purchase price of $8.00 per share, for aggregate consideration
of $122.9 million. Prime Movers purchased 5,625,000 shares of our Series B preferred stock for an aggregate of
$45 million.
Original UBI Licenses
In October 2014, we entered into a contribution agreement with UBI, pursuant to which UBI assigned to us
certain patents and know-how directed to peptide vaccines for the prevention and treatment of Alzheimer’s disease,
which we utilize in our UB-311 anti-A

product candidate. In consideration for the rights assigned to UNS by UBI,
UNS issued shares of its voting stock to UBI. In April 2020, we entered into a license agreement with UBI and
certain of its affiliates pursuant to which we obtained an exclusive,

worldwide, sublicensable (subject to certain
restrictions), fully paid-up, royalty-free license under certain patent rights and know-how to research, develop,
make, utilize, import, market, distribute, sell, commercialize and otherwise exploit products and services for all
diagnostic, prophylactic and therapeutic uses and indications in humans in the field of all coronaviruses. The
licenses granted under these two agreements (collectively,

the “Original UBI Licenses”) were terminated in
connection with our entry into the Platform License Agreement discussed above

.
Participation in the IPO
On November 15, 2021, we issued an aggregate of 6,000,000 shares of our

Class A common stock in our
IPO at a public offering price of $13.00 per share. On November

18, 2021, we issued an additional 537,711 shares
of Class A common stock at the public offering price pursuant to a

30-day option granted to the underwriter to
purchase additional shares of Class A common stock. Certain of our related parties participated in the IPO. The
following table sets forth the aggregate number of shares issued to these related parties in the IPO:

Participant Class A Common Stock Purchased in the IPO
Gregory R. Blatt
(1)(2)
76,675
Peter Diamandis
(1)
76,675
(1)
Acquired indirectly through Bald Eagle IV LLC.

(2)
Mr. Blatt is a former director of the Company.
Airplane Lease
In June 2020, the Company entered into a dry lease agreement with a holding company owned by Ms. Hu
and Mr. Reese pursuant to which the

Company

may lease the plane from the holding company,

as needed for
business purposes, at an hourly rate of approximately $2,000 per flight hour, which rate was determined by an
independent third-party management company to be the fully-loaded cost of operating the plane. During the years

ended December 31, 2022 and 2021, total costs incurred by the Company under this agreement were approximately
$0 and $0.1 million, respectively.

Exchange of Options
In August 2021, we canceled existing options to purchase 3,370,620 and 2,991,835 shares of our Class A
common stock held by Ms. Hu and Mr.

Reese, respectively, in exchange

for an equal number of options to purchase
shares of our Class B common stock. The new options to purchase shares of our Class B common stock were issued
with exercise prices equal to the fair value of our Class B common stock on the new grant date, which was a higher
exercise price than the options that were canceled.

For additional information, see Note 14 to our consolidated
financial statements included in the Annual Report.
Related Party Guaranty
In June 2020, COVAXX

entered into a note payable agreement (the “2025 Note”) for the acquisition of an
airplane. The 2025 Note is secured by the airplane and personally guaranteed by Ms. Hu and Mr. Reese.
Prime Movers Lab Fund I, LLC
Prime Movers is a holder of more than 5% of our capital stock. Prime Movers also had board representation
at the Company prior to the IPO. In 2021, Prime Movers purchased 5,625,000 shares of our Series B preferred stock
for an aggregate of $45 million. Concurrently with the closing of the IPO, our Series B preferred stock was
automatically converted into shares of our Class A common stock.
Advisor Agreement
On February 5, 2021 UNS entered into an advisor agreement with High Express

Holdings Limited (“High
Express”).

James Chui, one of our former directors, is President and CEO of High Express. The advisor agreement
was entered into primarily to engage High Express to advise and assist UNS with business and financing strategies,
and High Express provided those services to the Company throughout 2021.

As consideration under the agreement.
UNS issued 3,276,776 shares of UNS common stock to High Express.
Limitations of Liability and Indemnification Matters
Section 102(b)(7) of the

Delaware General Corporation Law

permits a corporation to

provide in its

certificate
of

incorporation

that

a director

or officer

of the

corporation

shall

not be

personally

liable to

the corporation

or its
stockholders for monetary damages for any breach of fiduciary duty as a director of officer, except for liability of:
●
a

director

or

officer

for

any

breach

of

the

director’s

or

officer’s

duty

of

loyalty

to

the

corporation

or

its
stockholders;
●
a director or

officer for any

act or omission not

in good faith or

which involves intentional

misconduct or a
knowing violation of law;
●
a

director

for

unlawful

payments

of

dividends

or

unlawful

stock

repurchases,

redemptions

or

other
distributions;
●
a

director

or

officer

for

any

transaction

from

which

the

director

or

officer

derived

an

improper

personal
benefit; or
●
an officer in any action by or in the right of the corporation.

The

Charter

provides

for

such

limitation

of

liability

with

respect

to

directors

of

the

corporation.

Such
limitation

of

liability

does

not

apply

to

liabilities

arising

under

federal

securities

laws

and

does

not

affect

the
availability of equitable remedies such as injunctive relief or rescission.
The Bylaws provide for indemnification, to the fullest extent permitted by the DGCL,

of any person made or
threatened

to be

made

a

party to

any

action,

suit or

proceeding

by reason

of

the fact

that such

person

is or

was a
director, officer,

employee or agent of the Company, or, at the request of the Company,

serves or served as a director,
officer, employee or agent

of another corporation

or of

a partnership, joint

venture, trust or

any other enterprise,

against
all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with the
defense

or

settlement

of

such

action,

suit

or

proceeding.

We

have

entered

and

expect

to

continue

to

enter

into
agreements to indemnify

our directors and

executive officers. With

certain exceptions,

these agreements provide

for
indemnification for

related expenses including

attorneys’ fees, judgments,

fines and settlement

amounts incurred

by
any of these

individuals in connection

with any action,

proceeding or investigation.

We

believe that the

Charter and
Bylaws provisions

and indemnification

agreements are

necessary to

attract and

retain qualified

persons as

directors
and officers. We

also maintain customary directors’ and officers’ liability insurance.
The

limitation

of

liability

and

indemnification

provisions

in

our

Charter

and

Bylaws

may

discourage
stockholders from bringing a lawsuit against our

directors for breach of their fiduciary

duty. They may also reduce the
likelihood of derivative litigation against our

directors and officers, even though an

action, if successful, might benefit
us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.
Insofar

as

indemnification

for

liabilities

arising

under

the

Securities

Act

may

be

permitted

for

directors,
executive

officers

or

persons

controlling

us,

we

have

been

informed

that,

in

the

opinion

of

the

SEC,

such
indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

PROPOSAL NO. 2 RATIFICATION

OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM
Appointment of Independent Registered Public Accounting Firm
The audit committee appoints our independent registered public accounting firm. In this regard, the audit
committee evaluates the qualifications, performance and independence of our independent registered public
accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee
considers, among other factors, the quality and efficiency of the services provided by the firm, including the
performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team
assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our
business; and the firm’s knowledge

of our operations. Armanino LLP has served as the independent registered public accounting firm for the Company and our predecessor entities since 2020

.

Neither the accounting firm nor
any of its members has any direct or indirect financial interest in or any connection with us in any capacity other
than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and
other factors, the audit committee has appointed Armanino LLP to serve as our independent registered public
accounting firm for the fiscal year ending December 31, 2023.
Although ratification is not required by our Bylaws or otherwise, the board of directors is submitting the
appointment of Armanino LLP to our stockholders for ratification because we value our stockholders’ views on the
Company’s independent registered

public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the board of directors and the audit
committee to consider,

in its discretion, the appointment of a different firm. Even if the appointment is ratified, the
audit committee, in its discretion, may select a different independent registered public accounting firm at any time
during the year if it determines that such a change would be in the best interests of the

Company and its
stockholders.
Representatives of Armanino LLP are expected to attend the Annual Meeting and they will have an
opportunity to make a statement if they so desire and be available to respond to appropriate questions from
stockholders.
Audit, Audit-Related, Tax and All Other Fees
The following table sets forth the aggregate fees billed by Armanino LLP,

our independent registered
public accounting firm, for professional services rendered with respect to each of the last two fiscal years:

Year

Ended December 31,

2022 2021
Audit Fees
(1)
$597,412 $902,126
Tax Fees
(2)
20,105 45,139
All Other Fees
(3)
6,619

Total
$617,517 $953,884
(1)
Audit fees consist of fees for the audit of our annual

financial statements, the review of our interim

financial statements and other
professional fees. These audit fees also include professional services provided in connection with our IPO incurred

during the fiscal year
ended December 31, 2021.
(2) Tax fees consist of fees for tax advisory and compliance services.
(3)
All other fees consist of other professional services, including valuation services.

Auditor Independence
In 2022, there were no other professional services provided by Armanino

LLP,

other than those listed
above, that would have required the audit committee to consider their compatibility with maintaining the
independence of Armanino LLP.
Pre-Approval Policies and Procedures
The above-described services provided to us by Armanino

LLP were provided in accordance with the
policies and procedures set forth in the formal written charter for the audit committee.

The charter for the audit
committee requires that the audit committee pre-approve all audit services to be provided to us, whether provided by
our principal auditor or other firms, and all other services (review,

attest and non-audit) to be provided to us by our
independent registered public accounting firm.
On an annual basis, the audit committee reviews with the independent registered accounting firm and
management the plan and scope of the auditor’s proposed

annual financial audit and quarterly reviews, including the
procedures to be used and the auditor’s compensation.

The audit committee also pre-approves audit, non-audit, and
any other services to be provided by the auditor in accordance with any policies adopted by the audit committee.
Board Recommendation
The Board of Directors unanimously recommends a vote FOR

the ratification of the appointment of
Armanino LLP as the independent registered public accounting firm of the Company for the fiscal year ending
December 31, 2023, and proxies solicited by the Board of Directors will be voted in favor of such ratification unless
a stockholder indicates otherwise on this Proxy Statement. The affirmative vote of a majority of shares present in
person or represented by proxy at the Annual Meeting is required to ratify the appointment of the independent
registered public accounting firm.
Audit Committee Report
The audit committee of the board of directors, which consists entirely of directors who meet the
independence and experience requirements of The Nasdaq Stock Market,

has furnished the following report:
Management is responsible for the preparation, presentation and integrity of the Company’s financial
statements, the appropriateness of accounting principles and financial reporting policies and for establishing and
maintaining our internal control over financial reporting. The independent registered public accounting firm is
responsible for auditing our financial statements and expressing an opinion as to their conformity with U.S.
generally accepted accounting principles. The audit committee is responsible for monitoring and overseeing these
processes.
In the performance of its oversight function, the audit committee reviewed and discussed with management
and Armanino LLP,

as the Company’s independent registered

public accounting firm, the Company’s

audited
financial statements for the fiscal year ended December 31, 2022. The audit committee also discussed with the
Company’s independent registered

public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board

(the “PCAOB”) and the SEC for communications
with audit committees. In addition, the audit committee received and reviewed the written disclosures and the letter
from the Company’s independent

registered public accounting firm regarding its independence as required by
applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s
communications with the audit committee, and further discussed with the Company’s independent registered public
accounting firm their independence from the Company and any relationships that may impact their objectivity and
independence.
Based upon the audit committee’s

review of the audited financial statements and discussions with management and Armanino LLP described in the preceding paragraph,

the audit committee recommended to the
board of directors that the Company’s

audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Submitted by the Audit Committee of the Company’s

Board of Directors:
George Hornig (Chair)

Peter Diamandis
Katherine Eade
James Smith
STOCKHOLDER PROPOSALS AND DIRECTOR
NOMINATIONS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation
at the 2024

Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our
General Counsel and Secretary at our offices at 505 Odyssey Way,

Merritt Island, FL 32953, in writing not later
than January 2, 2024.
Stockholders intending to present a proposal at our 2024 Annual Meeting,

but not to include the proposal in
our proxy statement, or to nominate a person for election as a director,

must comply with the requirements set forth
in our Bylaws. Our Bylaws require, among other things, that a stockholder’s notice for the nomination of persons for
elections to the board of directors must be delivered to our Corporate Secretary proper written form not less than 90
days and not more than 120 days prior to the first anniversary of the preceding year’s annual meeting of
stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting no
earlier than February 21, 2024

and no later than March 22, 2024. The notice must contain the information required
by our Bylaws. In the event that the date of the 2024 Annual Meeting is not scheduled to be held within a period that
commences 30 days before such anniversary date and ends 30 days after such anniversary date, such stockholder’s
notice must be delivered by the later of the 10
th

day following the day on which public disclosure of the date of such meeting is first made by us and the date which is 90 days prior to the 2024

Annual Meeting. SEC rules permit
management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline
and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
We reserve the

right to reject, rule out of order or take other appropriate action with respect to any proposal
that does not comply with these or other applicable requirements.
In connection with our solicitation of proxies for our 2024 annual meeting of stockholders, we intend to file
a proxy statement with the SEC. Stockholders may obtain our proxy statement (and any amendments and
supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website
at: www.sec.gov.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy
rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees
must provide notice that sets forth the information required by Rule 14a

-19 of the Exchange Act no later than
April 21, 2024.

HOUSEHOLDING
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy
materials with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy
materials addressed to those stockholders. This process, which is commonly referred to as “householding,” provides
cost savings for companies and helps the environment by conserving natural resources. Some brokers household
proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless
contrary instructions have been received from the affected

stockholders. Once you have received notice from your
broker that they will be householding materials to your address, householding will continue until you are notified
otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and
would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of
these documents and you wish to request that future deliveries be limited to a single copy,

please notify your broker.
You

can also request prompt delivery of a copy of the proxy materials by contacting AST by phone at (888)

776-

9962,

by email at info@astfinancial.com or through their website at
https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

.
2022

ANNUAL REPORT
Our 2022 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended
December 31, 2022, is being mailed with this Proxy Statement to those stockholders that receive this Proxy
Statement in the mail. Stockholders can also access our 2022

Annual Report, including our Annual Report on
Form 10-K for the fiscal year ended December 31, 2022, at http://www.astproxyportal.com/ast/24848/

.
Our Annual Report on Form 10-K for the fiscal year ended December 31,

2022 has also been filed
with the SEC. It is available free of charge at the SEC’s

website at www.sec.gov.

Upon written request by a
stockholder,

we will mail without charge a copy of our Annual Report on Form 10-K, including the financial
statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form
10-K are available upon payment of a reasonable

fee, which is limited to our expenses in furnishing the
requested exhibit. All requests should be directed

to the General Counsel and Secretary,

Vaxxinity,

Inc., 505
Odyssey Way,

Merritt Island, FL 32953.
Your

vote is important.
Please promptly vote your shares by completing, signing, dating and returning your proxy
card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

/s/ René Paula Molina

René Paula Molina

General Counsel and Secretary
Merritt Island, FL
April 28, 2023
, by filing with the Corporate Secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy card being revoked, or by voting the common stock covered thereby in person at the Annual Meeting. 1.1 (Continued

and to be signed on the reverse side) 14 475

Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20930000000000001000 2 062023 THE BOARD

OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES"

IN THE ELECTION OF DIRECTORS UNDER PROPOSAL

1 HND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND

RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS

SHOWN HERE 1. Election of Directors: FOR ALL NOMINEES

WTIH HOL 0 AUTHORITY FOR ALL NOMINEES FORALL

EXCEPT (Se? irtsrusoris Wo*) NOMINEES: O Louis

Reese O Mei Mei Hu O Katherine Eade O Landon Ogilvie O James

Smith O Gabrielle (Gaby) Toledano O Peter Diamandis O George

Hornig O Peter Powchik INSTRUCTIONS: To withhold

authority to vote for any individual nominee(s), mark “FOR ALL

EXCEPT” and fill in the circle next to each nominee you wish to withhold,

as shown here: To change the address on
your account please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. FOR

AGAINST ABSTAIN 2. Ratification of the Audit Committee’s

appointment of Armanino LLP to serve as the independent registered public accounting firm of the Company for the fiscal year

ending December 31, 2023. NOTE: In their discretion, proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment of the meeting. MARK

“X" HERE IF YOU PLAN TO ATTEND THE MEETING.

Date: Signature of Stockholder Date: Signature of Stockholder

Note: Please sign exactly as your name

or names appear on this Proxy. When shares are held jointly,

each holder should sign. When signing as executor, administrator,

attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF VAXXINITY,

INC. June 20, 2023 PROXY VOTING INSTRUCTIONS INTERNET

- Access “www.voteproxy.com" and follow the on-screen

instructions or scan the QR code with your smartphone. Have

your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting. MAIL - Sign,

date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING

- The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiagm.com/284047551

(password: vaxxinity2023) and be sure to have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With

e-Consent, you can quickly access your proxy materials,

statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT

NUMBER NOTICE OF INTERNET
AVAILABILITY OF PROXY MATERIALS:

The Notice of Annual Meeting, Proxy Statement and Annual Report

are available at http://www.astproxyportal.com/ast/24848

Please detach along perforated line and mail in the envelope provided

]F you are not voting via the Internet. 20930000000000001000

2 062023 THE BOARD OF DIRECTORS RECOMMENDS A VOTE

"FOR ALL NOMINEES” IN THE ELECTION OF DIRECTORS UNDER

PROPOSAL 1 AND "FOR” PROPOSAL 2. PLEASE SIGN, DATE

AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS

SHOWN HERE 1. Election of Directors: FOR ALL NOMINEES WITHHOLD

AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT

(See instructions belcw) NOMINEES: O Louis Reese O Mei

Mei Hu O Katherine Eade O Landon Ogilvie O James Smith

O Gabrielle (Gaby) Toledano O Peter Diamandis O George

Hornig O Peter Powchik INSTRUCTIONS: To withhold

authority to vote for any individual nominee(s), mark
“FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on yo ur account please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

FOR AGAINST ABSTAIN 2. Ratification of the Audit Committee’s

appointment of Armanino LLP to serve as the independent registered public accounting firm of the Company for the fiscal year

ending December 31, 2023. NOTE: In their discretion, proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment of the meeting.

MARK “X" HERE IF YOU PLAN TO ATTEND THE MEETING.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this

Proxy. When shares

are held jointly, each holder should sign. When signing as executor,

administrator, attorney, trustee or guardian, please

give full title as such.
If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer

is a partnership, please sign in partnership name by authorized person.

VAXXINITY, INC. Annual Meeting of Shareholders

June 20, 2023, 10:00 AM (Eastern Time) This proxy is solicited by the Board of Directors The undersigned hereby appoints Mei

Mei Hu and René Paula Molina, and each of them, as proxies, with full power of substitution, and hereby authorizes each of them to represent and vote, as designated below, all shares of the common

stock of Vaxxinity, Inc., a Delaware corporation

(the “Company"), held of record by the undersigned on April 21,

2023 at the Annual Meeting of Shareholders (the “Annual Meeting")

to be held virtually via live webcast at https://web.lumiagm.com/284047551

(password: vaxxinity2022), on Tuesday, June 20, 2023, at 10:00

a.m., Eastern Time, or at any adjournment or postponement

thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

This proxy card, when properly executed, will be voted in the manner directed herein. If no such direction is made, this
proxy will be voted in accordance with the Board of Directors’ recommendations,

as indicated on the reverse side, and in the discretion of the proxies upon such other matters as may properly come before

the Annual Meeting. The undersigned shareholder may revoke this proxy card at any time before it is voted at the Annual Meeting by executing and returning a proxy card bearing a later date by mail, by

voting via the Internet, by filing with the Corporate Secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy card being revoked,

or by voting the common stock covered thereby in person

at the Annual Meeting. 1-1 (Continued and to be signed on

the reverse side) 14475